Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[Fixed Income Artwork]


Fixed Income           Annual Report
                       2002

                       Delaware
                       Tax-Free Arizona Fund

                       Delaware
                       Tax-Free Arizona Insured Fund

                       Delaware
                       Tax-Free California Fund

                       Delaware
                       Tax-Free California Insured Fund

                       Delaware
                       Tax-Free Colorado Fund


[LOGO OMITTED] POWERED BY RESEARCH.(SM)

Table
of Contents

Letter to Shareholders             1

Portfolio Management Review        3

New at Delaware                    7

Performance Summary

  Delaware Tax-Free
     Arizona Fund                  8

  Delaware Tax-Free
     Arizona Insured Fund          9

  Delaware Tax-Free
     California Fund              10

  Delaware Tax-Free
     California Insured Fund      11

  Delaware Tax-Free
     Colorado Fund                12

Financial Statements:

  Statements of Net Assets        13

  Statements of Operations        26

  Statements of Changes
    in Net Assets                 27

  Financial Highlights            30

  Notes to Financial
    Statements                    45

  Report of Independent
    Auditors                      51

Board of Trustees/Officers        52


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes

Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity

o  U.S. value equity

o  U.S. fixed income

o  International and global

o  U.S. structured-approach equity products

The Independent Research Advantage

Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors

Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience

Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance

Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service

With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter
to Shareholders                                              September 10, 2002

Recap of Events

As we head into the fall, we are impressed by the resilience of the U.S. economy. Despite the repercussions of September 11 and a series of disheartening corporate scandals over the past 12 months, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted three consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the 12-month period just passed, the biggest story in our opinion being the bond market. Interest rates help to drive bond performance and, since 2001, interest rates have moved substantially lower. Short-term rates have declined significantly, no doubt due to the Federal Reserve's 11 reductions of the fed funds target since early 2001. Long-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that many bonds appreciated in value while continuing to pay out income.

"TO MEET RISING DEMAND, THE ISSUANCE OF NEW BONDS HAS BEEN DRAMATIC."

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion, investors reallocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds.

Total Return
For the period ended August 31, 2002                                   One Year
------------------------------------                                   --------
Delaware Tax-Free Arizona Fund -- Class A Shares                        +4.93%
Delaware Tax-Free Arizona Insured Fund -- Class A Shares                +5.54%
Lipper Arizona Municipal Debt Funds Average (36 funds)                  +4.91%
Delaware Tax-Free California Fund -- Class A Shares                     +5.77%
Lipper California Municipal Debt Funds Average (110 funds)              +4.23%
Delaware Tax-Free California Insured Fund -- Class A Shares             +4.23%
Lipper California Insured Municipal Debt Funds Average (24 funds)       +4.54%
Delaware Tax-Free Colorado Fund -- Class A Shares                       +4.60%
Lipper Colorado Municipal Debt Funds Average (27 funds)                 +5.00%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +6.24%
Lehman Brothers Insured Municipal Bond Index                            +6.43%
-------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 8 through 12. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook

We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates would likely bode well for your Fund over the short run.

The consumer continues to offer buoyancy to the economy, and corporate productivity gains could contribute to an increase in future earnings.

Still, we encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance which may well prove useful in the long run, but which also portends a gradual recovery. At the same time, we believe current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
---------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
Management Review                                            September 10, 2002


Fund Manager
Andrew M. McCullagh
Senior Portfolio Manager


The Funds' Results

Municipal bonds generally outperformed stocks during the fiscal year, as investors often sought high-quality fixed-income investments. In addition to the preservation of capital provided by highly rated municipal bonds, investors enjoyed strong income production, with yields approaching 100% of those offered by taxable Treasury bonds. The demand for municipals resulted in issuance reaching record levels, currently projected to be about $320 billion for 2002 by the key ratings agencies (Source: AMG Data Services). The majority of new bonds were concentrated in big states such as California and New York, whereas the availability of bonds in Arizona and Colorado has not been as brisk.

The weakened U.S. economy began to have a negative impact on state and local budgets. Due to their heavy technology/telecommunications exposure, the local economies in Arizona, California, and Colorado were hurt more than the national average. In response, our strategy was to upgrade credit quality, since lower-rated securities did not offer enough extra yield, in our judgment, to justify the extra credit risk.

Many municipal securities are callable on a certain date, meaning that issuers can retire a bond many years before maturity. In a period of declining interest rates, we believe it is particularly important to improve the "call" protection in bond funds, and the past fiscal year was no exception. To improve call protection, we generally sold bonds that were nearing their call dates and reinvested the proceeds in bonds with more distant call dates.

Another important decision was our posture on duration, which is a measure of a bond or bond fund's price sensitivity to interest rate changes. The longer the duration, the more sensitive the security or fund is to changes in interest rates. In a declining interest-rate environment, a longer-than-average duration causes bond prices to appreciate faster than portfolios with shorter duration's. After September 11, we decided to extend durations because we believed that the economy would show signs of weakness, which did unfold. After interest rates declined and leveled off, we shortened durations, reducing the portfolios' price sensitivity to interest rates. This was done in anticipation of rising rates and an economic recovery. Because investors in insured funds want a more conservative vehicle, we tend to keep shorter durations in our insured funds, taking less interest rate risk.

Delaware Tax-Free Arizona Fund

For the fiscal year ended August 31, 2002, the Fund's return of +4.93% (Class A shares at net asset value with distributions reinvested) slightly bettered the +4.91% return of the Lipper Arizona Municipal Debt Funds Average for the same period.

The Fund benefited from a dividend yield that was high relative to most of our peer funds (Source: Lipper Inc.). One reason for the high dividend is that many of the Fund's bonds were purchased in periods in which interest rates were significantly higher, allowing us to lock in high yields.

The Fund's average credit quality of A (S&P) is slightly lower than many other funds, which typically requires such bonds to pay higher dividend yields.


===============================================================================
DELAWARE TAX-FREE ARIZONA FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
-------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.76%
-------------------------------------------------------------------------------
Average Duration**                                              7.78 years
-------------------------------------------------------------------------------
Average Maturity***                                            12.40 years
-------------------------------------------------------------------------------
Average Credit Quality                                         A
-------------------------------------------------------------------------------
* For Class A shares measured according to Securities and Exchange Commission(SEC) guidelines. Current SEC 30-day yields as of August 31, 2002 for Class Band Class C shares were 4.20% and 4.19%, respectively.

** Duration is a common measure of a bond or bond fund's sensitivity to interestrate changes. The longer the duration, the more sensitive the bond or bond fundis to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
===============================================================================

On the downside, the Fund included some securities in a variety of sectors that experienced credit downgrades, including Coconino County (Nevada Power), Winslow Industrial Development Authority Hospital Revenue, and Maricopa County Industrial Development Authority Multifamily Housing Revenue. However, we expect that we could see credit improvement in these issues over the next six months to a year.

Delaware Tax-Free Arizona Insured Fund

For the fiscal year ended August 31, 2002, the Fund's return of +5.54% (Class A shares at net asset value with distributions reinvested) compared favorably to the +4.91% return of the Lipper Arizona Municipal Debt Funds Average for the same period.

The average credit rating of the Fund is AA (S&P), with more than 80 percent of the Fund being insured. The Fund outperformed its peer group primarily because high-grade securities have generally outperformed lower-quality securities. In addition, the Fund may have outperformed its peer group due to our duration positioning. Our approach generally was to lengthen duration when interest rates were declining, while shortening duration once interest rates bottomed out.

The Arizona economy slowed during the year, primarily because of weakness in the state's high technology sector. However, population gains are expected to continue to rank among the strongest in the nation, boosting demand for housing and for municipal projects in general.

===============================================================================
DELAWARE TAX-FREE ARIZONA INSURED FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
-------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.05%
-------------------------------------------------------------------------------
Average Duration**                                              6.63 years
-------------------------------------------------------------------------------
Average Maturity***                                             9.12 years
-------------------------------------------------------------------------------
Average Credit Quality                                          AA
-------------------------------------------------------------------------------
* For Class A shares measured according to Securities and Exchange Commission(SEC) guidelines. Current SEC 30-day yields as of August 31, 2002 for Class Band Class C shares was 3.45%.

** Duration is a common measure of a bond or bond fund's sensitivity to interestrate changes. The longer the duration, the more sensitive the bond or bond fundis to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
===============================================================================

Delaware Tax-Free California Fund

The Fund returned +5.77% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2002, outperforming the +4.23% return of the Lipper California Municipal Debt Funds Average for the same period.

The Fund reflected an average credit rating of BBB (S&P), and its yield at fiscal year end was very competitive when compared to its peers. In addition, the Fund's duration was longer than our peers for much of the fiscal year, although it was reduced in later months when interest rates leveled off (Source:
Lipper Inc.).

Due in part to the overall weakness of the national economy, lessening exports, and the depressed performance of its own information technology sector, the state experienced a major slowdown in growth during 2001-2002. We have tried to avoid exposure to the worst performing areas of the economy, such as technology, instead focusing on those sectors that are more immune to an economic slowdown. Fortunately, the Fund experienced no credit problems during the year.

===============================================================================
DELAWARE TAX-FREE CALIFORNIA FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
-------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.58%
-------------------------------------------------------------------------------
Average Duration**                                              7.95 years
-------------------------------------------------------------------------------
Average Maturity***                                            12.03 years
-------------------------------------------------------------------------------
Average Credit Quality                                         BBB
-------------------------------------------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission(SEC) guidelines. Current SEC 30-day yields as of August 31, 2002 for Class Band Class C shares were 4.00% and 4.01%, respectively.

** Duration is a common measure of a bond or bond fund's sensitivity to interestrate changes. The longer the duration, the more sensitive the bond or bond fundis to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment byissuers of portfolio securities.
===============================================================================

Delaware Tax-Free California Insured Fund

For the fiscal year ended August 31, 2002, the Fund's return of +4.23% (Class A shares at net asset value with distributions reinvested) slightly trailed the +4.54% return of the Lipper California Insured Municipal Debt Funds Average for the same period.

We believe the dividend yield of the Fund lagged our competitors, primarily because we sold some of our higher coupon bonds nearing their call dates and replaced them with bonds with better call protection, giving up some yield in the process.

The state's exposure to the high technology industry will continue to temper employment growth in the near term as the semiconductor and PC manufacturing industries are not expected to rebound as fast as other sectors of the economy.

===============================================================================
DELAWARE TAX-FREE CALIFORNIA INSURED FUND
PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------------------------
August 31, 2002
-------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       3.95%
-------------------------------------------------------------------------------
Average Duration**                                              7.60 years
-------------------------------------------------------------------------------
Average Maturity***                                            10.37 years
-------------------------------------------------------------------------------
Average Credit Quality                                         AA
-------------------------------------------------------------------------------
* For Class A shares measured according to Securities and Exchange Commission(SEC) guidelines. Current SEC 30-day yields as of August 31, 2002 for Class Band Class C shares were 3.36% and 3.38%, respectively.

** Duration is a common measure of a bond or bond fund's sensitivity to interestrate changes. The longer the duration, the more sensitive the bond or bond fundis to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment byissuers of portfolio securities.
===============================================================================

Delaware Tax-Free Colorado Fund

The Fund returned +4.60% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2002, trailing the +5.00% return of the Lipper Colorado Municipal Debt Funds Average for the same period.

We believe the Fund's performance versus its peer group was adversely impacted by the April 1, 2002 default of Colorado Ocean Journey, an aquarium in downtown Denver that saw attendance dwindle apparently due to high ticket prices and low out-of-town traffic. We believe that this is an isolated situation that will not have an impact on the creditworthiness of other municipal bonds in the state. Because Delaware Tax-Free Colorado Fund is broadly diversified, the impact of the Ocean Journey default was significant, but not catastrophic.

===============================================================================
DELAWARE TAX-FREE COLORADO FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
-------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.29%
-------------------------------------------------------------------------------
Average Duration**                                              6.67 years
-------------------------------------------------------------------------------
Average Maturity***                                             9.74 years
-------------------------------------------------------------------------------
Average Credit Quality                                          A
-------------------------------------------------------------------------------
* For Class A shares measured according to Securities and Exchange Commission(SEC) guidelines. Current SEC 30-day yields as of August 31, 2002 for Class Band Class C shares were 3.71% and 3.70%, respectively.

** Duration is a common measure of a bond or bond fund's sensitivity to interestrate changes. The longer the duration, the more sensitive the bond or bond fundis to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
===============================================================================

Outlook

We believe that an economic rebound is in place and are optimistic that we will not experience a slide back into a recession in the near future. Though the recovery appears muted, our belief is that its rebuilding properties will eventually have a positive impact on even those geographical areas and business sectors hardest hit by last year's recession. Thus we are confident that the financial condition of municipalities throughout Arizona, California, and Colorado should likely improve as we move forward.

The Funds invest in high credit quality municipals bonds, however, if future state revenues show added strength, we might then be willing to alter the general course we have followed regarding credit quality. This would result in higher relative weightings in slightly lower quality bonds for the sake of added income. But for the present, we do not believe the risk-reward tradeoff favors decreasing the collective high quality composition of the portfolios.

We pride ourselves on our ability to add value to the portfolios through stringent, in-house research. Our analysts offer the ability to uncover bonds that may be upgraded by the national credit rating agencies. Such a scenario, when it occurs, can provide the bonus of elevated bond prices. Indeed, the current economic environment makes credit analysis a top priority in the investment process. By developing bond funds with an eye on both today and tomorrow, we believe we can offer investors meaningful long-term core holdings that can provide stable income while serving to reduce the collective price volatility within an investor's portfolio.


30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002

5.58%  5.88%     6.51%  6.85%     6.79%  7.14%     7.31%  7.69%     7.74%  8.14%
-------------------------------------------------------------------------------
    15%              27%              30%              35%            38.6%
                               Income Tax Bracket

As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
at Delaware

Simplify your life.
   MANAGE YOUR INVESTMENTS
   ONLINE!                                                    [e delivery LOGO]

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.

You also get:

o   Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.

Delaware
Tax-Free Arizona Fund

Fund Basics
As of August 31, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$41.85 million
-------------------------------------------------------------------------------
Number of Holdings:
34
-------------------------------------------------------------------------------
Fund Start Date:
March 2, 1995
-------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh joined Delaware Investments in 1997 after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DVAAX
Class B  DVATX
Class C  DVAZX

Fund Performance
Average Annual Total Returns
Through August 31, 2002                   Lifetime   Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                     +6.70%      +5.22%       +4.93%
Including Sales Charge                     +6.16%      +4.43%       +1.03%
-------------------------------------------------------------------------------
Class B (Est. 6/29/95)
Excluding Sales Charge                     +5.57%      +4.46%       +4.16%
Including Sales Charge                     +5.57%      +4.13%       +0.17%
-------------------------------------------------------------------------------
Class C (Est. 5/13/95)
Excluding Sales Charge                     +5.66%      +4.43%       +4.14%
Including Sales Charge                     +5.66%      +4.43%       +3.14%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2002


       Delaware Tax-Free Arizona Fund Growth of $10,000 investment chart
       -----------------------------------------------------------------

                     Delaware Tax-Free              Lehman Brothers
                       Arizona Fund               Municipal Bond Index
                       ------------               --------------------
    Mar-95                 $9,704                      $10,000
    Aug-95                $10,151                      $10,469
    Aug-96                $11,045                      $11,017
    Aug-97                $12,084                      $12,036
    Aug-98                $13,228                      $13,077
    Aug-99                $13,085                      $13,148
    Aug-00                $13,564                      $14,033
    Aug-01                $14,851                      $15,466
    Aug-02                $15,583                      $16,431


Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that closest month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
Tax-Free Arizona Insured Fund

Fund Basics
As of August 31, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$163.22 million
-------------------------------------------------------------------------------
Number of Holdings:
63
-------------------------------------------------------------------------------
Fund Start Date:
April 1, 1991
-------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  VAZIX
Class B  DVABX
Class C  DVACX


Fund Performance
Average Annual Total Returns
Through August 31, 2002         Lifetime    10 Years    Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 4/1/91)
Excluding Sales Charge           +6.88%      +6.27%       +5.48%      +5.54%
Including Sales Charge           +6.53%       5.87%       +4.67%      +1.56%
-------------------------------------------------------------------------------
Class B (Est. 3/10/95)
Excluding Sales Charge           +5.55%                   +4.71%      +4.83%
Including Sales Charge           +5.55%                   +4.37%      +0.83%
-------------------------------------------------------------------------------
Class C (Est. 5/26/94)
Excluding Sales Charge           +5.49%                   +4.72%      +4.73%
Including Sales Charge           +5.49%                   +4.72%      +3.73%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002


   Delaware Tax-Free Arizona Insured Fund Growth of $10,000 investment chart
   -------------------------------------------------------------------------

                                       Lehman Brothers          Lehman Brothers
               Delaware Tax-Free      Insured Municipal         Municipal Bond
             Arizona Insured Fund        Bond Index*                Index
             --------------------     -----------------         ---------------
   Aug-92         $ 9,625                 $10,000                   $10,000
   Aug-93         $11,089                 $11,316                   $11,245
   Aug-94         $10,854                 $11,261                   $11,261
   Aug-95         $11,807                 $12,287                   $12,259
   Aug-96         $12,455                 $12,954                   $12,902
   Aug-97         $13,544                 $14,172                   $14,094
   Aug-98         $14,613                 $15,476                   $15,313
   Aug-99         $14,560                 $15,431                   $15,397
   Aug-00         $15,356                 $16,575                   $16,433
   Aug-01         $16,758                 $18,355                   $18,111
   Aug-02         $17,685                 $19,536                   $19,231

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Currently, Delaware Tax-Free Arizona Insured Fund's benchmark is the Lehman Brothers Insured Municipal Bond Index. In the future, the fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
Tax-Free California Fund

Fund Basics
As of August 31, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$45.92 million
-------------------------------------------------------------------------------
Number of Holdings:
33
-------------------------------------------------------------------------------
Fund Start Date:
March 2, 1995
-------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DVTAX
Class B DVTFX
Class C DVFTX

Fund Performance
Average Annual Total Returns
Through August 31, 2002                       Lifetime  Five Years     One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                         +7.03%      +5.96%       +5.77%
Including Sales Charge                         +6.48%      +5.15%       +1.76%
-------------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                         +6.52%      +5.15%       +4.95%
Including Sales Charge                         +6.52%      +4.82%       +0.95%
-------------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                         +6.24%      +5.16%       +4.86%
Including Sales Charge                         +6.24%      +5.16%       +3.86%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2002

      Delaware Tax-Free Californa Fund Growth of $10,000 investment chart
      -------------------------------------------------------------------

                    Delaware Tax-Free             Lehman Brothers
                     California Fund            Municipal Bond Index
                     ---------------            --------------------
   Mar-95                 $9,731                      $10,000
   Aug-95                 $9,989                      $10,469
   Aug-96                $10,711                      $11,017
   Aug-97                $11,921                      $12,036
   Aug-98                $13,187                      $13,077
   Aug-99                $12,984                      $13,148
   Aug-00                $13,633                      $14,033
   Aug-01                $15,055                      $15,466
   Aug-02                $15,924                      $16,431


Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at closest month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
Tax-Free California Insured Fund

Fund Basics
As of August 31, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$39.72 million
-------------------------------------------------------------------------------
Number of Holdings:
28
-------------------------------------------------------------------------------
Fund Start Date:
October 15, 1992
-------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A VCINX
Class B DVNBX
Class C DVNCX


Fund Performance
Average Annual Total Returns
Through August 31, 2002                    Lifetime  Five Years      One Year
-------------------------------------------------------------------------------
Class A (Est. 10/15/92)
Excluding Sales Charge                      +6.27%      +5.47%       +4.23%
Including Sales Charge                      +5.86%      +4.66%       +0.35%
-------------------------------------------------------------------------------
Class B (Est. 3/2/94)
Excluding Sales Charge                      +4.83%      +4.68%       +3.44%
Including Sales Charge                      +4.83%      +4.34%       -0.49%
-------------------------------------------------------------------------------
Class C (Est. 4/12/95)
Excluding Sales Charge                      +5.23%      +4.70%       +3.45%
Including Sales Charge                      +5.23%      +4.70%       +2.46%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
October 15, 1992 (Fund's inception) through August 31, 2002

  Delaware Tax-Free California Insured Fund Growth of $10,000 Investment chart
  ----------------------------------------------------------------------------

            Delaware Tax-Free     Lehman Brothers Insured     Lehman Brothers
         California Insured Fund    Municipal Bond Index*  Municipal Bond Index
         -----------------------  -----------------------  --------------------
Oct-92        $ 9,644                   $10,000                 $10,000
Aug-93        $11,128                   $11,392                 $11,258
Aug-94        $10,787                   $11,336                 $11,274
Aug-95        $11,535                   $12,369                 $12,273
Aug-96        $12,224                   $13,040                 $12,916
Aug-97        $13,431                   $14,267                 $14,110
Aug-98        $14,623                   $15,580                 $15,330
Aug-99        $14,335                   $15,534                 $15,414
Aug-00        $15,353                   $16,686                 $16,451
Aug-01        $16,815                   $18,478                 $18,131
Aug-02        $17,526                   $19,666                 $19,253

  Chart assumes $10,000 invested on October 15, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are at closest month's end, October 31, 1992. After October 31, 1992, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged indexes that generally tracks the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

* Currently, Delaware Tax-Free California Insured Fund's benchmark is the Lehman Brothers Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
Tax-Free Colorado Fund
-------------------------------------------------------------------------------
Fund Basics
As of August 31, 2002
-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax as is consistent with preservation of capital.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$337.61 million
-------------------------------------------------------------------------------
Number of Holdings:
95
-------------------------------------------------------------------------------
Fund Start Date:
April 23, 1987
-------------------------------------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A VCTFX
Class B DVBTX
Class C DVCTX

Fund Performance
Average Annual Total Returns
Through August 31, 2002            Lifetime    10 Years     Five Years One Year
-------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge              +7.25%      +6.31%       +5.23%      +4.60%
Including Sales Charge              +6.98%      +5.91%       +4.43%      +0.71%
-------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge              +5.48%                   +4.46%      +3.92%
Including Sales Charge              +5.48%                   +4.12%      -0.07%
-------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge             +5.47%                    +4.48%      +3.91%
Including Sales Charge             +5.47%                    +4.48%      +2.91%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

       Delaware Tax-Free Colorado Fund Growth of $10,000 investment chart
       ------------------------------------------------------------------


                      Delaware Tax-Free          Lehman Brothers
                        Colorado Fund          Municipal Bond Index
                        -------------          --------------------
     Aug-92                $9,625                    $10,000
     Aug-93               $11,076                    $11,245
     Aug-94               $10,851                    $11,261
     Aug-95               $11,756                    $12,259
     Aug-96               $12,488                    $12,902
     Aug-97               $13,737                    $14,094
     Aug-98               $15,081                    $15,313
     Aug-99               $14,825                    $15,397
     Aug-00               $15,401                    $16,433
     Aug-01               $16,950                    $18,111
     Aug-02               $17,730                    $19,231

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for otherFund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal BondIndex is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund,such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                        Delaware Tax-Free Arizona Fund
of Net Assets                                     August 31, 2002


                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds - 98.47%
Airport Revenue Bonds - 7.32%
  Phoenix Civic Improvement Corporation
   Series B 5.25% 7/1/27 (FGIC)                          $3,000,000  $3,062,880
                                                                     ----------
                                                                      3,062,880
                                                                     ----------
Charter School Revenue Bonds - 15.04%
  Maricopa County Industrial Development
   Authority School District Revenue
   6.75% 7/1/29                                           2,000,000   2,033,500
Pima County Industrial Development
  Authority (Arizona Charter Schools
  Project II) Series A
  6.75% 7/1/31                                            2,315,000   2,292,938
Pima County Industrial Development
  Authority (Life School College
  Project) Series A
  7.875% 7/1/21                                           2,000,000   1,966,960
                                                                     ----------
                                                                      6,293,398
                                                                     ----------
Higher Education Revenue Bonds - 11.22%
  Glendale Industrial Development
   Authority 5.875% 5/15/31                               1,000,000   1,025,930
  Northern Arizona University Systems
  Revenue 5.00% 6/1/34 (FGIC)                             1,250,000   1,260,663
Southern Arizona Capital Facilities
  Finance (University of Arizona Project)
  5.10% 9/1/33 (MBIA)                                       850,000     864,323
University of Arizona Certificates of
  Participation (University of Arizona
  Projects) Series B
  5.125% 6/1/22 (AMBAC)                                   1,500,000   1,545,404
                                                                     ----------
                                                                      4,696,320
                                                                     ----------
Hospital Revenue Bonds - 6.89%
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                   550,000     586,295
Scottsdale Industrial Development
  Authority Hospital Revenue
  (Scottsdale Healthcare)
   5.70% 12/1/21                                            500,000     511,290
   5.80% 12/1/31                                          1,000,000   1,019,010
Winslow Industrial Development
  Authority Hospital Revenue
  (Winslow Memorial Hospital Project)
  5.50% 6/1/22                                            1,000,000     768,390
                                                                     ----------
                                                                      2,884,985
                                                                     ----------
Investor Owned Utilities Revenue Bonds - 4.42%
  Coconino County (Nevada Power)
   6.375% 10/1/36                                         1,000,000     843,120

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds (continued)
Investor Owned Utilities Revenue Bonds (continued)
  Maricopa County Pollution
   Control Corporation Pollution
   Control Revenue
   (El Paso Electric Company Project)
   Series A 6.375% 8/1/15                                $1,000,000  $1,007,460
                                                                     ----------
                                                                      1,850,580
                                                                     ----------
Miscellaneous Revenue Bonds - 2.53%
  Arizona School Facilities Improvement
   Board Revenue
   5.25% 7/1/20                                           1,000,000   1,058,610
                                                                     ----------
                                                                      1,058,610
                                                                     ----------
Multifamily Housing Revenue Bonds - 22.03%
  Maricopa County Industrial
   Development Authority
   Multifamily Housing Revenue
   (BayClub at Mesa Cove Project)
   Series B 8.25% 9/1/35                                  1,885,000   1,823,020
  Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   (Metro Gardens-Mesa Ridge Project)
   5.15% 7/1/29 (MBIA)                                    1,000,000   1,021,930
  Maricopa County Industrial Development
   Authority Multifamily Housing
   Revenue (Sly-Mar Apartments)
   6.10% 4/20/36 (GNMA)                                   1,465,000   1,566,392
  Maricopa County Industrial
   Development Authority Multifamily
   Housing Revenue
   (Villas at Augusta Project)
   6.50% 10/20/33 (GNMA)                                    850,000     935,417
  Peoria Casa Del Rio Multifamily
   Housing 7.30% 2/20/28 (GNMA)                             500,000     534,600
  Phoenix Industrial Development
   Authority Multifamily Housing
   Revenue (Camelback Crossing)
   6.35% 9/20/35 (GNMA)                                     500,000     554,400
  Phoenix Industrial Development
   Authority Multifamily
   Housing Revenue
   (Coll-Bay Club Apartments Project)
   5.95% 11/20/36 (GNMA)                                  1,000,000   1,109,050
  Phoenix Industrial Development
   Authority Multifamily
   Housing Revenue
   (Summit Apartments Project)
   6.55% 7/20/37 (GNMA)                                   1,000,000   1,146,360
  Pima County Industrial Development
   Authority Multifamily
   Housing Revenue
   (Sunbriar Apartments Project)
   7.25% 7/1/25 (MBIA/FHA)                                  500,000     526,015
                                                                     ----------
                                                                      9,217,184
                                                                     ----------

Statements                                       Delaware Tax-Free Arizona Fund
of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds (continued)
Municipal Lease Revenue Bonds - 3.09%
  Maricopa County Industrial Development
   Authority Correctional Facilities
   (Phoenix West Prison)
   5.375% 7/1/22 (ACA)                                     $750,000    $753,353
  Sedona Partner Certificates of
   Participation Series 1999
   5.75% 7/1/16                                             500,000     541,155
                                                                     ----------
                                                                      1,294,508
                                                                     ----------
Political Subdivision General Obligation Bonds - 7.36%
  Eagle Mountain Community
   Facility District
   6.50% 7/1/21                                           1,010,000   1,129,180
  Phoenix Variable Purpose Series B
   5.00% 7/1/27                                           1,935,000   1,952,841
                                                                     ----------
                                                                      3,082,021
                                                                     ----------
Public Power Revenue Bonds - 6.97%
  Salt River Project Arizona Agricultural
   Improvement & Power
   (Salt River Project)
   Series A 5.00% 1/1/31                                  2,875,000   2,915,394
                                                                     ----------
                                                                      2,915,394
                                                                     ----------
Single Family Housing Revenue Bonds - 4.37%
  Pima County Industrial Development
   Authority Single Family Mortgage
   Revenue 6.125% 11/1/33
   (GNMA/FNMA/FHLMC/AMT)                                    750,000     797,318
  *Pima County Industrial Development
   Authority Single Family Mortgage
   Revenue Series A-1 6.05% 11/1/34
   (GNMA/FNMA/FHLMC)                                      6,750,000   1,030,522
                                                                     ----------
                                                                      1,827,840
                                                                     ----------
Territorial General Obligation Bonds - 4.81%
  Puerto Rico Commonwealth Public
   Improvement Series A
   5.00% 7/1/27                                           1,000,000   1,003,170
  Puerto Rico Commonwealth Refunding
   Public Improvements Series A
   5.125% 7/1/31                                          1,000,000   1,011,410
                                                                     ----------
                                                                      2,014,580
                                                                     ----------
Water & Sewer Revenue Bonds - 2.42%
  Phoenix Civic Improvement Corporation
   5.00% 7/1/24 (FGIC)                                    1,000,000   1,010,970
                                                                     ----------
                                                                      1,010,970
                                                                     ----------
Total Municipal Bonds
  (cost $40,361,735)                                                 41,209,270
                                                                     ----------

                                                         Number of     Market
                                                          Shares       Value
                                                         ----------  ----------

Short-Term Investments - 0.29%
  Federated Arizona Municipal Trust                         121,735    $121,735
                                                                    -----------
Total Short-Term Investments
  (cost $121,735)                                                       121,735
                                                                    -----------
Total Market Value of Securities - 98.76%
  (cost $40,483,470)                                                 41,331,005
Receivables and Other Assets
  Net of Liabilities - 1.24%                                            517,470
                                                                    -----------
Net Assets Applicable to 3,951,435
  Shares Outstanding - 100.00%                                      $41,848,475
                                                                    -----------

Net Asset Value - Delaware Tax-Free Arizona
Fund Class A ($26,664,463 / 2,518,103 Shares)                            $10.59
                                                                    -----------
Net Asset Value - Delaware Tax-Free Arizona
Fund Class B ($10,629,474 / 1,004,198 Shares)                            $10.59
                                                                    -----------
Net Asset Value - Delaware Tax-Free Arizona
Fund Class ($4,554,538 / 429,134 Shares)                                 $10.61
                                                                    -----------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $42,436,849
Distributions in excess of net investment income                         (1,681)
Accumulated net realized loss on investments                         (1,434,228)
Net unrealized appreciation of investments                              847,535
                                                                    -----------
Total net assets                                                    $41,848,475
                                                                    -----------

* Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Fund
Net asset value Class A (A)                                              $10.59
Sales charge (3.75% of offering price, or 3.87%
  of amount invested per share) (B)                                        0.41
                                                                    -----------
Offering price                                                           $11.00
                                                                    -----------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free Arizona Insured Fund
of Net Assets (continued)                August 31, 2002

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds - 99.07%
Airport Revenue Bonds - 8.95%
  Phoenix Civic Improvement Corporation
   Series B 5.25% 7/1/32 (FGIC)                          $9,300,000  $9,478,281
  Tucson Airport Authority
   5.35% 6/1/31 (AMBAC)                                   5,000,000   5,122,400
                                                                    -----------
                                                                     14,600,681
                                                                    -----------
Charter School Revenue Bonds - 4.59%
  Pima County Industrial
   Development Authority
   (Arizona Charter Schools Project II)
   Series A 6.75% 7/1/31                                  1,000,000     990,470
  Pima County Industrial
   Development Authority
   (Arizona Charter Schools Project)
   Series C 6.75% 7/1/31                                  6,570,000   6,507,388
                                                                    -----------
                                                                      7,497,858
                                                                    -----------
Continuing Care / Retirement Revenue Bonds - 2.46%
  Maricopa County Industrial Development
   Authority Health Facilities Revenue
   (Pennington Gardens) Series A
   6.30% 9/20/38 (GNMA/FHA)                               3,715,000   4,015,766
                                                                    -----------
                                                                      4,015,766
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 6.40%
  Oro Valley Common Trust Funds
   Partnership 5.75% 7/1/17 (MBIA)                        1,000,000   1,083,000
  Scottsdale Municipal Property
   Corporation Lease
   6.25% 11/1/14 (FGIC)                                   3,900,000   3,930,732
  Surprise Municipal Property Excise Tax
   Revenue 5.70% 7/1/20 (FGIC)                            5,000,000   5,432,100
                                                                    -----------
                                                                     10,445,832
                                                                    -----------
Escrowed to Maturity Bonds - 0.22%
  Phoenix Street & Highway Revenue
   6.50% 7/1/09 (AMBAC)                                     350,000     359,013
                                                                    -----------
                                                                        359,013
                                                                    -----------
Higher Education Revenue Bonds - 6.91%
  Arizona State Board of Regents
   Certificates of Participation
   5.125% 6/1/25 (AMBAC)                                  1,250,000   1,273,913
  Glendale Industrial Development
   Authority Educational Facilities
   (American Graduate School
   International)
   5.625% 7/1/20 (Connie Lee)                             1,000,000   1,053,200
   5.875% 7/1/15 (Connie Lee)                             3,000,000   3,274,710
  Mohave County Community College
   6.00% 3/1/20 (MBIA)                                    1,000,000   1,113,800
  Southern Arizona Capital
   Facilities Finance
   (University of Arizona Project)
   5.10% 9/1/33 (MBIA)                                    2,400,000   2,440,440

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
  University of Arizona
   Certificates of Participation
   5.125% 6/1/21 (AMBAC)                                $ 1,000,000 $ 1,036,590
   5.75% 6/1/19 (AMBAC)                                   1,000,000   1,087,490
                                                                    -----------
                                                                     11,280,143
                                                                    -----------
Hospital Revenue Bonds - 10.75%
  Mesa Individual Development Authority
   (Discovery Health Systems)
   5.625% 1/1/29 (MBIA)                                  10,000,000  10,557,100
  Phoenix Industrial Development
   Authority Hospital Revenue
   (John C. Lincoln Health) Series B
   5.75% 12/1/16 (Connie Lee)                             4,110,000   4,488,572
Pima County Tucson Medical Center
   6.375% 4/1/12 (MBIA)                                   1,000,000   1,024,720
University of Arizona Medical Center
   6.25% 7/1/10 (MBIA)                                    1,445,000   1,479,044
                                                                    -----------
                                                                     17,549,436
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 1.27%
  Puerto Rico Industrial Tourist Facilities
   Financing Authority
   6.625% 6/1/26                                          2,000,000   2,074,260
                                                                    -----------
                                                                      2,074,260
                                                                    -----------
Miscellaneous Revenue Bonds - 0.65%
  Arizona School Facilities Improvement
  Board Revenue
  5.25% 7/1/20                                           1,000,000   1,058,610
                                                                    -----------
                                                                      1,058,610
                                                                    -----------
Multifamily Housing Revenue Bonds - 21.20%
  Arizona Industrial Development Authority
   Multifamily Housing Revenue
   5.90% 11/20/31                                         1,500,000   1,661,490
  Chandler Industrial Development
   Authority Multifamily Housing
   5.90% 7/20/15 (GNMA/FHA)                               1,060,000   1,098,012
  Maricopa County Industrial Development
   Authority Multifamily Housing
   Revenue (Sly-Mar Apartments)
   6.10% 4/20/36 (GNMA)                                   1,000,000   1,069,210
  Maricopa County Industrial
   Development Authority Multifamily
   Housing Revenue
   (Villas at Augusta Project)
   6.50% 10/20/33 (GNMA)                                  1,650,000   1,815,809
  Maricopa County Industrial Development
   Authority Multifamily Housing Revenue
   (Villas De Merced Apartments Project)
   5.50% 12/20/37 (GNMA)                                  1,145,000   1,164,797

Statements                               Delaware Tax-Free Arizona Insured Fund
of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds (continued)
Multifamily Housing Revenue Bonds (continued)
  Maricopa County Industrial
   Development Authority Multifamily
   Housing Revenue
   (Whispering Palms Apartments)
   Series A 5.90% 7/1/29 (MBIA)                          $1,205,000  $1,285,771
  Phoenix Industrial Development
   Authority Multifamily Housing
   Revenue (Camelback Crossing)
   6.35% 9/20/35 (GNMA)                                   1,500,000   1,663,200
  Phoenix Industrial Development
   Authority Multifamily Housing
   Revenue (Capital Mews Apartments)
   5.70% 12/20/40 (GNMA)                                  4,000,000   4,157,679
  Phoenix Industrial Development
   Authority Multifamily Housing
   Revenue (Hayden House)
   7.50% 10/20/35 (GNMA)                                  1,359,000   1,586,877
  Phoenix Industrial Development
   Authority Multifamily Housing
   Revenue (Ventana Palms Apartments)
   6.15% 10/1/29 (MBIA)                                     510,000     553,998
   6.20% 10/1/34 (MBIA)                                     940,000   1,016,704
  Pima County Industrial Development
   Authority Multifamily Housing
   Revenue (Columbus Village) Series A
   6.00% 10/20/31 (GNMA)                                  1,160,000   1,299,989
   6.05% 10/20/41 (GNMA)                                  1,530,000   1,712,651
  Pima County Industrial Development
   Authority Multifamily
   Housing Revenue
   (Fountaine Village Apartments)
   5.55% 12/20/20 (GNMA/FHA)                                625,000     666,331
   5.70% 12/20/40 (GNMA/FHA)                              4,915,000   5,206,803
  Pima County Industrial Development
   Authority Multifamily Housing
   Revenue (Nova & Villa Projects)
   7.00% 12/20/31 (GNMA)                                 1,290,000   1,461,699
  Pima County Industrial Development
   Authority Multifamily
   Housing Revenue
   (Sunbriar Apartments Project)
   7.25% 7/1/25 (MBIA/FHA)                                1,225,000   1,288,737
  Tolleson Industrial Development
   Authority Multifamily Housing
   Revenue (Copper Cove Project)
   Series A 5.45% 11/20/32 (GNMA)                         1,285,000   1,322,149
  Yuma Industrial Development Authority
   Multifamily Revenue
   6.10% 9/20/19 (GNMA)                                   2,340,000   2,566,325
  Yuma Industrial Development Authority
   Multifamily Revenue
   (Regency Apartments) Series A
   5.50% 12/20/32 (GNMA/FHA)                              2,000,000   2,022,880
                                                                    -----------
                                                                     34,621,111
                                                                    -----------

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------
Municipal Bonds (continued)
Municipal Lease Revenue Bonds - 8.82%
  Maricopa County Industrial Development
   Authority Correctional Facilities
   (Phoenix West Prison)
   5.375% 7/1/22 (ACA)                                     $250,000    $251,118
  Phoenix Industrial Development
   Authority Lease Revenue
   (Capitol Mall LLC Project)
   5.50% 9/15/27 (AMBAC)                                  5,000,000   5,241,649
  Phoenix Industrial Development
   Authority Lease Revenue
   (Capitol Mall LLC II Project)
   5.00% 9/15/28 (AMBAC)                                  4,000,000   4,038,320
  Pinal County Certificates of Participation
   5.125% 6/1/21 (AMBAC)                                  4,675,000   4,857,232
                                                                    -----------
                                                                     14,388,319
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.25%
  Phoenix Variable Purpose Series B
   5.00% 7/1/27                                           1,000,000   1,009,220
   Scottsdale 5.00% 7/1/22                                1,000,000   1,023,900
                                                                    -----------
                                                                      2,033,120
                                                                    -----------
Public Power Revenue Bonds - 6.34%
  Salt River Project Arizona Agricultural
   Improvement & Power District
   Electric System Revenue
   (Salt River Project) Series A
   5.00% 1/1/31                                          10,000,000  10,140,500
  Salt River Project Arizona Agricultural
   Improvement & Power Project District
   Electric System Revenue
   (Salt River Project)
   6.25% 1/1/19 (FGIC)                                      200,000     204,682
                                                                    -----------
                                                                     10,345,182
                                                                    -----------
School District General Obligation Bonds - 2.20%
  Cochise County Unified School
   District #68
   7.50% 7/1/10 (FGIC)                                    1,000,000   1,267,290
  Maricopa County School District #3
   Tempe Elementary Series E
   5.70% 7/1/16 (FGIC)                                    1,025,000   1,134,460
  Maricopa County School District #14
   (Creighton School Improvement
   Project of 1990) Series C
   6.50% 7/1/08 (FGIC)                                    1,000,000   1,183,700
                                                                    -----------
                                                                      3,585,450
                                                                    -----------
Single Family Housing Revenue Bonds - 1.41%
  Pima County Industrial Development
   Authority Single Family Housing
   Revenue 6.10% 5/1/31 (GNMA)                            2,170,000   2,299,658
                                                                    -----------
                                                                      2,299,658
                                                                    -----------

Statements                               Delaware Tax-Free Arizona Insured Fund
of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
  Territorial General Obligation Bonds - 6.04%
   Puerto Rico Commonwealth
   (Refunding Public Improvement)
   Series A 5.125% 7/1/30 (FSA)                         $4,500,000   $4,603,050
  Puerto Rico Commonwealth Refunding
   Public Improvements
   Series A 5.125% 7/1/31                                5,200,000    5,259,332
                                                                    -----------
                                                                      9,862,382
                                                                    -----------
Territorial Revenue Bonds - 3.16%
  Puerto Rico Commonwealth Highway
   & Transportation Authority
  Transportation Revenue Series A
   4.75% 7/1/38 (MBIA)                                   1,100,000    1,085,931
   Series D 5.00% 7/1/32 (FSA)                           2,000,000    2,026,240
  Puerto Rico Public Buildings Authority
   Revenue Series D 5.25% 7/1/36                         2,000,000    2,051,620
                                                                    -----------
                                                                      5,163,791
                                                                    -----------
Water & Sewer Revenue Bonds - 6.45%
  Gilbert Water & Waste Water Revenue
   6.50% 7/1/12 (FGIC)                                   1,000,000    1,089,670
   6.50% 7/1/22 (FGIC)                                   2,650,000    2,889,825
  Phoenix Civic Improvement Corporation
   5.00% 7/1/24 (FGIC)                                   1,975,000    1,996,666
   5.00% 7/1/26 (FGIC)                                   4,500,000    4,546,755
                                                                    -----------
                                                                     10,522,916
                                                                    -----------
Total Municipal Bonds
(cost $153,913,897)                                                 161,703,528

Total Market Value of Securities - 99.07%
(cost $153,913,897)                                                 161,703,528

Receivables and Other Assets
Net of Liabilities - 0.93%                                            1,512,503
                                                                   ------------
Net Assets Applicable to 14,154,998
Shares Outstanding - 100.00%                                       $163,216,031
                                                                   ------------

Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class A
($141,423,550 / 12,266,673 Shares)                                       $11.53
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class B
   ($13,677,640 / 1,185,733 Shares)                                      $11.54
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   Arizona Insured Fund Class C
   ($8,114,841 / 702,592 Shares)                                         $11.55
                                                                   ------------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $153,830,532
Undistributed net investment income                                       7,314
Accumulated net realized gain on investments                          1,588,554
Net unrealized appreciation of investments                            7,789,631
                                                                   ------------
Total net assets                                                   $163,216,031


Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A)                                              $11.53
Sales charge (3.75% of offering price, or 3.90%
  of amount invested per share) (B)                                        0.45
                                                                         ------
Offering price                                                           $11.98
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                    Delaware Tax-Free California Fund
of Net Assets (continued)                     August 31, 2002

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds - 98.33%
Airport Revenue Bonds - 1.09%
  Sacramento County Airport System
   Revenue Series A
   5.00% 7/1/32 (FSA)                                      $500,000    $502,280
                                                                     ----------
                                                                        502,280
                                                                     ----------
Continuing Care / Retirement Revenue Bonds - 10.45%
  Abag Finance Authority of California
   (Nonprofit Corporations)
   Certificates of Participation
   (Lincoln Glen Manor Senior Citizens)
   6.10% 2/15/25                                          2,575,000   2,780,047
  California Statewide Communities
   Development Authority Partnership
   (The Internext Group)
   5.375% 4/1/17                                          2,000,000   2,018,800
                                                                     ----------
                                                                      4,798,847
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 2.22%
  San Francisco City & County
   Redevelopment Agency
   6.125% 8/1/31                                          1,000,000   1,017,730
                                                                     ----------
                                                                      1,017,730
                                                                     ----------
Higher Education Revenue Bonds - 4.49%
  California Educational Facilities Authority
   Revenue (Pepperdine University)
   Series A 5.50% 8/1/32                                  1,000,000   1,038,910
  San Diego County Certificates of
   Participation (University of San Diego)
   5.375% 10/1/41                                         1,000,000   1,022,890
                                                                     ----------
                                                                      2,061,800
                                                                     ----------
Hospital Revenue Bonds - 10.82%
  Abag Finance Authority of California
   (Nonprofit Corporations-San Diego
   Hospital Association) Series A
   6.125% 8/15/20                                         1,250,000   1,302,575
  California Health Facilities Financing
   Authority (The Episcopal Home)
   5.30% 2/1/32                                           1,600,000   1,619,088
  California Infrastructure & Economic
   Development Bank Revenue
   (Kaiser Hospital Associates I, LLC)
   Series A 5.55% 8/1/31                                  2,000,000   2,048,780
                                                                      ---------
                                                                      4,970,443
                                                                      ---------
Miscellaneous Revenue Bonds - 10.25%
  California Infrastructure & Economic
   Development Bank Insured Revenue
   (Rand Corporation) Series A
   5.50% 4/1/32 (AMBAC)                                   1,060,000   1,121,607
  California Statewide Communities
   Development Authority Revenue
   (Bentley School)
   6.75% 7/1/32                                           1,000,000   1,028,910

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Miscellaneous Revenue Bonds (continued)
  San Diego County Certificates
   of Participation
   5.70% 2/1/28                                          $1,500,000  $1,519,620
  San Diego County Certificates of
   Participation (The Burnham Institute)
   6.25% 9/1/29                                           1,000,000   1,035,820
                                                                    -----------
                                                                      4,705,957
                                                                    -----------
Multifamily Housing Revenue Bonds - 27.37%
  California Mobile Home Park Financing
   Authority Revenue
   (Ranch Vallecitos, San Marcos)
   Series A 5.25% 11/15/36 (ACA)                          1,000,000   1,000,590
  California Statewide Communities
   Development Authority Multifamily
   Housing Revenue
   (Citrus Gardens Apartments Project)
   Series D1 5.375% 7/1/32                                1,000,000     994,770
  California Statewide Communities
   Development Authority Multifamily
   Housing Revenue
  (Quail Ridge Apartments)
   Series E1 5.375% 7/1/32                                1,000,000     994,770
  California Statewide Communities
   Development Authority Multifamily
   Revenue (Silver Ridge Apartments)
   5.80% 8/1/33                                           1,000,000   1,060,140
  California Statewide Communities
   Development Authority
   Multifamily Housing Revenue
   (Stonehaven Apartments Project)
   Series A 5.875% 7/1/32 (ACA)                           1,000,000   1,038,080
  Fairfield Housing Authority
   5.625% 9/1/23                                          1,000,000     966,200
   Monterey County Housing Authority
   (Parkside Manor Apartments)
   5.00% 7/1/19                                           1,000,000     934,030
  Palm Springs Mobile Home Park
   Revenue (Sahara Mobile Home Park)
   5.75% 5/15/37                                          1,000,000     996,470
  Santa Clara County Housing Authority
   (John Burns Gardens Apartments)
   6.00% 8/1/41                                           3,500,000   3,573,185
  Santa Clara County Housing Authority
   (Rivertown Apartments Project)
   Series A 5.85% 8/1/31                                  1,000,000   1,013,960
                                                                    -----------
                                                                     12,572,195
                                                                    -----------
Parking Revenue Bonds - 2.32%
  San Diego Redevelopment Agency
   6.40% 9/1/25                                           1,000,000   1,063,890
                                                                    -----------
                                                                      1,063,890
                                                                    -----------

Statements                                    Delaware Tax-Free California Fund
of Net Assets (continued)

                                                        Principal      Market
                                                         Amount        Value
                                                        ----------   ----------

Municipal Bonds (continued)
Pre-Refunded Bonds - 4.85%
  *Delano Community Redevelopment
   Agency Tax Allocation
   6.00% 11/1/03-02                                     $1,000,000   $1,007,950
  Tustin Unified School District
   6.375% 9/1/35-08                                      1,000,000    1,220,360
                                                                   ------------
                                                                      2,228,310
                                                                   ------------
School District General Obligation Bonds - 6.62%
  Beverly Hills Unified School District
   Series A 5.00% 8/1/26                                 3,000,000    3,038,520
                                                                   ------------
                                                                      3,038,520
                                                                   ------------
State General Obligation Bonds - 2.23%
  California State Veterans Series B
   5.70% 12/1/32                                         1,000,000    1,025,300
                                                                   ------------
                                                                      1,025,300
                                                                   ------------
Tax Increment / Special Assessment Bonds - 6.83%
   Lake Elisnore Public Financing Authority
   5.50% 9/1/30                                          1,000,000      992,230
   5.80% 9/2/15                                          1,110,000    1,153,379
  Southern California Logistics Airport
   Authority (Southern California
   Logistics Airport Project)
   6.50% 12/1/31                                         1,000,000      991,340
                                                                   ------------
                                                                      3,136,949
                                                                   ------------
Territorial General Obligation Bonds - 4.37%
   Puerto Rico Commonwealth Public
   Improvement Series A
   5.00% 7/1/27                                          2,000,000    2,006,340
                                                                   ------------
                                                                      2,006,340
                                                                   ------------
Waste Disposal Revenue Bonds - 4.42%
  Salinas Valley Solid Waste Authority
   Revenue 5.25% 8/1/31 (AMBAC)                          2,000,000    2,030,040
                                                                   ------------
                                                                      2,030,040
                                                                   ------------
Total Municipal Bonds
(cost $43,702,866)                                                   45,158,601
                                                                   ------------

                                                         Number        Market
                                                        of Shares      Value
                                                        ----------   ----------

Short-Term Investments - 0.49%
  Federated California Municipal Trust                     224,918     $224,918
                                                                   ------------
Total Short-Term Investments
(cost $224,918)                                                         224,918
                                                                   ------------
Total Market Value of Securities - 98.82%
(cost $43,927,784)                                                   45,383,519
Receivables and Other Assets
Net of Liabilities - 1.18%                                              540,914
                                                                   ------------
Net Assets Applicable to 4,165,958
Shares Outstanding - 100.00%                                        $45,924,433
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   California Fund Class A
($23,462,441 / 2,131,501 Shares)                                         $11.01
                                                                   ------------
Net Asset Value - Delaware Tax-Free
   California Fund Class B
   ($15,104,731 / 1,367,039 Shares)                                      $11.05
                                                                  ------------
Net Asset Value - Delaware Tax-Free
   California Fund Class C
   ($7,357,261 / 667,418 Shares)                                         $11.02
                                                                   ------------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization -- no par)                               $45,991,865
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                         (1,524,467)
Net unrealized appreciation of investments                            1,455,735
                                                                   ------------
Total net assets                                                    $45,924,433
                                                                   ------------

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by AMBAC Indemnity Corporation
FSA - Insured by Financial Security Assurance

Net Asset Value and Offering Price per Share --
Delaware Tax-Free California Fund
Net asset value Class A (A)                                              $11.01
Sales charge (3.75% of offering price, or 3.91%
of amount invested per share) (B)                                          0.43
                                                                         ------
Offering price                                                           $11.44
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                             Delaware Tax-Free California Insured Fund
of Net Assets (continued)              August 31, 2002

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds - 98.68%
Airport Revenue Bonds - 6.32%
  Sacramento County Airport System
   Revenue Series A
   5.00% 7/1/32 (FSA)                                   $1,500,000   $1,506,840
  San Jose Airport Revenue Series A
   5.00% 3/1/31 (FGIC)                                   1,000,000    1,004,470
                                                                     ----------
                                                                      2,511,310
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 6.39%
  San Francisco Bay Area Rapid Transit
   District Sales Tax Revenue
   5.125% 7/1/36 (AMBAC)                                 1,500,000    1,519,890
  San Francisco City & County
   Redevelopment Agency
   6.125% 8/1/31                                         1,000,000    1,017,730
                                                                     ----------
                                                                      2,537,620
                                                                     ----------
Higher Education Revenue Bonds - 9.39%
  California Educational Facilities Authority
   Revenue 5.75% 11/1/30 (MBIA)                          1,000,000    1,084,950
  California State Los Angeles University
   Auxiliary Services
   5.125% 6/1/33 (MBIA)                                  1,600,000    1,622,400
  San Diego County Certificates of
   Participation (University of San Diego)
   5.375% 10/1/41                                        1,000,000    1,022,890
                                                                     ----------
                                                                      3,730,240
                                                                     ----------
Hospital Revenue Bonds - 9.73%
  California Health Facilities Financing
   Authority (The Episcopal Home)
   5.30% 2/1/32                                          2,400,000    2,428,632
  Oakland Industrial Revenue
   (Harrison Foundation) Series B
   6.00% 1/1/29 (AMBAC)                                  1,300,000    1,436,409
                                                                     ----------
                                                                      3,865,041
                                                                     ----------
Miscellaneous Revenue Bonds - 5.34%
  California Statewide Communities
   Development Authority Revenue
   (Bentley School) 6.75% 7/1/32                         1,000,000    1,028,910
  San Diego County Certificates of
   Participation 5.75% 7/1/31 (MBIA)                     1,000,000    1,092,690
                                                                     ----------
                                                                      2,121,600
                                                                     ----------
Multifamily Housing Revenue Bonds - 17.39%
  California Statewide Communities
   Development Authority Multifamily
   Housing Revenue
   (Citrus Gardens Apartments Project)
   Series D1 5.375% 7/1/32                                 800,000      795,816
  California Statewide Communities
   Development Authority Multifamily
   Housing Revenue
   (East Tabor Apartments)
   6.85% 8/20/36 (GNMA)                                  1,500,000    1,691,160

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Multifamily Housing Revenue Bonds (continued)
  California Statewide Communities
   Development Authority Multifamily
   Housing Revenue
   (Quail Ridge Apartments)
   Series E1 5.375% 7/1/32                                $800,000     $795,816
  Los Angeles Multifamily Housing
   Revenue (Park Plaza)
   5.50% 1/20/43 (GNMA)                                  1,430,000    1,486,957
  Palm Springs Mobile Home Park
   Revenue (Sahara Mobile Home Park)
   5.625% 5/15/26                                        1,000,000      999,260
  Ventura County Area Housing Authority
   Multifamily Housing Revenue
   (Glen Oaks Apartments) Series A
   6.35% 7/20/34 (GNMA)                                  1,036,000    1,139,724
                                                                     ----------
                                                                      6,908,733
                                                                     ----------
Municipal Lease Revenue Bonds - 2.54%
  California State Public Works Board
   Lease Revenue
   5.00% 3/1/27 (AMBAC)                                  1,000,000    1,006,920
                                                                     ----------
                                                                      1,006,920
                                                                     ----------
School District General Obligation Bonds - 7.28%
  Beverly Hills Unified School District
   Series A 5.00% 8/1/26                                 1,600,000    1,620,544
   Sequoia Unified High School District
   5.125% 7/1/31 (FSA)                                   1,250,000    1,271,763
                                                                     ----------
                                                                      2,892,307
                                                                     ----------
School District Revenue Bonds - 2.69%
  Franklin-McKinley School District
   Certificates of Participation
   (Financing Project) Series B
   5.00% 9/1/27 (AMBAC)                                  1,060,000    1,068,215
                                                                     ----------
                                                                      1,068,215
                                                                     ----------
Single Family Housing Revenue Bonds - 2.64%
  California Housing Finance Agency
   Home Mortgage Revenue Series E
   6.05% 8/1/16 (MBIA)                                   1,000,000    1,047,330
                                                                     ----------
                                                                      1,047,330
                                                                     ----------
Tax Increment / Special Assessment Bonds - 18.63%
  La Quinta Redevelopment Agency
   Tax Allocation
   5.10% 9/1/31 (AMBAC)                                  2,000,000    2,031,160
  Poway Redevelopment Agency
   Certificates of Participation
   5.75% 6/15/33 (MBIA)                                  3,400,000    3,727,012
   Riverside County Redevelopment
   Agency 5.25% 10/1/35 (AMBAC)                          1,590,000    1,640,673
                                                                     ----------
                                                                      7,398,845
                                                                     ----------

Statements                            Delaware Tax-Free California Insured Fund
of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Transportation Revenue Bonds - 2.68%
  Port of Oakland
   5.75% 11/1/29 (FGIC)                                 $1,000,000   $1,063,250
                                                                    -----------
                                                                      1,063,250
                                                                    -----------
Waste Disposal Revenue Bonds - 5.12%
  Salinas Valley Solid Waste Authority
   Revenue 5.25% 8/1/27 (AMBAC)                          2,000,000    2,034,880
                                                                    -----------
                                                                      2,034,880
                                                                    -----------
Water & Sewer Revenue Bonds - 2.54%
  California State Department of Water
   Resources Water Systems Revenue
   (Central Valley Project) Series X
   5.00% 12/1/29 (FGIC)                                  1,000,000    1,007,510
                                                                    -----------
                                                                      1,007,510
                                                                    -----------
Total Municipal Bonds
(cost $37,330,907)                                                   39,193,801
                                                                    -----------

                                                          Number
                                                         of Shares
                                                         ----------

Short-Term Investments - 0.13%
Federated California
Municipal Trust                                            50,605        50,605
                                                                    -----------
Total Short-Term Investments
(cost $50,605)                                                           50,605
                                                                    -----------
Total Market Value of Securities - 98.81%
(cost $37,381,512)                                                   39,244,406
Receivables and Other Assets
Net of Liabilities - 1.19%                                              473,437
                                                                    -----------
Net Assets Applicable to 3,635,374
Shares Outstanding - 100.00%                                        $39,717,843
                                                                    -----------

Net Asset Value - Delaware Tax-Free
California Insured Fund Class A
($28,630,358 / 2,620,431 Shares)                                         $10.93
                                                                    -----------
Net Asset Value - Delaware Tax-Free
California Insured Fund Class B
($9,713,729 / 888,848 Shares)                                            $10.93
                                                                    -----------
Net Asset Value - Delaware Tax-Free
California Insured Fund Class C
($1,373,756 / 126,095 Shares)                                            $10.89
                                                                   ------------


Components of Net Assets at August 31, 2002:
Shares of beneficial interest
(unlimited authorization-- no par)                                  $38,041,793
Accumulated net realized loss on investments                           (186,844)
Net unrealized appreciation of investments                            1,862,894
                                                                   ------------
Total net assets                                                    $39,717,843
                                                                   ------------

Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
Delaware Tax-Free California Insured Fund
Net asset value Class A (A)                                              $10.93
Sales charge (3.75% of offering price, or 3.93%
of amount invested per share) (B)                                          0.43
                                                                         ------
Offering price                                                           $11.36
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                       Delaware Tax-Free Colarado Fund
of Net Assets (continued)                        August 31, 2002

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds - 98.89%
  Airport Revenue Bonds - 3.93%
   Denver City & County Airport
   5.25% 11/15/23 (MBIA)                                $13,000,000 $13,260,650
                                                                    -----------
                                                                     13,260,650
                                                                    -----------
Charter School Revenue Bonds - 8.08%
  Colorado Educational & Cultural
   Facilities Authority
   (Aspen Foundation Colorado)
   6.125% 7/1/12                                            605,000     608,491
   6.50% 7/1/24                                           1,710,000   1,662,274
  Colorado Educational &
   Cultural Facilities Authority
   (Collegiate Academy Charter
   School Project)
   7.375% 12/15/21                                        1,000,000   1,001,830
   7.50% 12/15/31                                         1,000,000   1,003,480
  Colorado Educational & Cultural
   Facilities Authority (Compass
   Montessori R1 Charter School
   Project) 8.00% 2/15/32                                 2,645,000   2,663,118
  Colorado Educational &
   Cultural Facilities Authority
   (Compass Montessori Charter
   School Project) 7.75% 7/15/31                          2,145,000   2,133,674
  Colorado Educational &
   Cultural Facilities Authority
   (Core Knowledge Charter School
   Project) 7.00% 11/1/29                                 1,000,000   1,069,770
  Colorado Educational &
   Cultural Facilities Authority
   (Frontier Academy Charter School
   Project)
   7.25% 6/1/20                                           1,485,000   1,485,238
   7.375% 6/1/31                                          1,775,000   1,778,106
  Colorado Educational & Cultural
   Facilities Authority (Lincoln Academy
   Charter School Project)
   8.375% 3/1/26                                          2,430,000   2,505,792
  Colorado Educational & Cultural Facilities
   Authority (Littleton Academy Charter
   School Project) 6.125% 1/15/31                         2,000,000   2,001,240
  Colorado Educational &
   Cultural Facilities Authority
   (Montessori Districts Charter School
   Projects) 6.125% 7/15/32                               5,590,000   5,559,143
  Colorado Educational &
   Cultural Facilities Authority
   (Pinnacle Charter School Project)
   6.00% 12/1/21                                          1,750,000   1,742,895
  Colorado Educational &
   Cultural Facilities Authority
   (Renaissance Charter School Project)
   6.75% 6/1/29                                           2,000,000   2,074,180
                                                                    -----------
                                                                     27,289,231
                                                                    -----------

                                                          Principal     Market
                                                           Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Continuing Care / Retirement Revenue Bonds - 5.38%
  Colorado Health Facilities Authority
   (Baptist Home Association) Series A
   6.375% 8/15/24                                        $1,250,000    $997,338
  Colorado Health Facilities Authority
   (Covenant Retirement)
   6.75% 12/1/25                                          4,150,000   4,362,314
  Colorado Health Facilities Authority
   (National Benevolent Association)
   Series A 6.90% 6/1/15                                  1,085,000   1,116,563
  Colorado Health Facilities Authority
   (National Benevolent Association)
   Series B 5.25% 2/1/28                                  2,000,000   1,612,560
  Colorado Health Facilities Authority
   (Porter Place)
   6.00% 1/20/36 (GNMA)                                   5,000,000   5,267,249
  Mesa County Residential Care Facilities
   Mortgage Revenue (Hilltop
   Community Resources) Series A
   5.25% 12/1/21                                          2,750,000   2,783,495
   5.375% 12/1/28 (RADIAN)                                2,000,000   2,026,740
                                                                    -----------
                                                                     18,166,259
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 3.76%
  Broomfield County Sales & Use Tax
   Revenue Refunding & Improvement
   Series A 5.00% 12/1/31 (AMBAC)                         1,000,000   1,006,710
  Denver City & County Excise Tax Revenue
   (Colorado Convention Center Project)
   Series A 5.00% 9/1/20 (FSA)                            8,000,000   8,237,279
  Pueblo Urban Renewal Authority Tax
   Increment Revenue 6.625% 12/1/19                       1,950,000   2,050,952
  Westminster Sales & Use Tax
   Revenue 5.00% 12/1/21                                  1,385,000   1,414,224
                                                                    -----------
                                                                     12,709,165
                                                                    -----------
Higher Education Revenue Bonds - 10.97%
  Colorado Educational &
   Cultural Facilities Authority
   (Community Colleges of Colorado
   Project) 5.00% 12/1/31 (AMBAC)                         1,000,000   1,006,180
  Colorado Educational &
   Cultural Facilities Authority
   (Regis University Project)
   5.00% 6/1/20 (AMBAC)                                   2,500,000   2,572,125
  Colorado Educational &
   Cultural Facilities Authority
   (University of Colorado Foundation
   Project) 5.00% 7/1/32 (AMBAC)                          8,500,000   8,548,619
  Colorado Educational &
   Cultural Facilities Authority
   (University of Denver Project)
   5.375% 3/1/23 (AMBAC)                                  2,000,000   2,085,900

Statements                                      Delaware Tax-Free Colorado Fund
  of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
  Colorado Educational
   & Cultural Facilities Authority
   (University of Denver Project)
   Series A 5.00% 3/1/27 (MBIA)                          $5,000,000  $5,035,350
  Colorado Educational
   & Cultural Facilities Authority
   (University of Northern Colorado
  Student Housing Project)
   5.125% 7/1/37 (MBIA)                                   7,500,000   7,582,875
  Colorado Springs Revenue
   (Colorado College Project)
   5.375% 6/1/32                                          5,570,000   5,766,844
  University of Colorado Enterprise
   System 5.375% 6/1/26                                   1,000,000   1,039,540
  University of Colorado Enterprise
   System Series B
   5.125% 6/1/28 (FGIC)                                   3,350,000   3,413,282
                                                                     ----------
                                                                     37,050,715
                                                                     ----------
Hospital Revenue Bonds - 7.20%
  Boulder County Hospital
   Revenue Development
   (Longmont United Hospital Project)
   5.60% 12/1/27 (RADIAN)                                 1,250,000   1,273,138
   5.875% 12/1/20                                         3,000,000   3,005,430
   6.00% 12/1/30 (RADIAN)                                 5,000,000   5,346,450
  Colorado Health Facilities Authority
   6.625% 2/1/13                                          5,000,000   5,191,900
  Colorado Health Facilities Authority
   (Vail Valley Medical Center Project)
   5.75% 1/15/22                                            500,000     511,045
   5.80% 1/15/27                                          1,975,000   2,011,577
   6.60% 1/15/20 (ACA)                                    1,000,000   1,041,790
  Denver Health & Hospital Authority
   Healthcare Revenue Series A
   5.375% 12/1/28 (ACA)                                   1,000,000     997,120
  Denver Health & Hospital
   Authority Healthcare Revenue
   Series A 6.00% 12/1/31                                 1,000,000   1,018,720
  University of Colorado Hospital
   Authority Series A
   5.60% 11/15/31                                         3,900,000   3,923,322
                                                                     ----------
                                                                     24,320,492
                                                                     ----------
Miscellaneous Revenue Bonds - 6.06%
  Colorado Educational
   & Cultural Facilities Authority
   Revenue 5.25% 6/1/21                                   2,000,000   2,014,480
  Colorado Post Secondary Education
   (Ocean Journey Project)
   8.375% 12/1/26                                         8,000,000   3,920,000
  Lowry Economic Redevelopment
   Authority Revenue 7.80% 12/1/10                       11,975,000  13,217,047

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
Miscellaneous Revenue Bonds (continued)
  Lowry Economic Redevelopment
   Authority Revenue Series A
   (Private Placement) 7.30% 12/1/10                     $1,195,000  $1,296,551
                                                                    -----------
                                                                     20,448,078
                                                                    -----------
Multifamily Housing Revenue Bonds - 13.48%
  Adams County Housing Authority
   Mortgage Revenue
   (Aztec Villa Apartments Project)
   5.85% 12/1/27                                          1,825,000   1,889,386
  Adams County Housing Authority
   Mortgage Revenue
   (Greenbriar Project)
   6.75% 7/1/21                                           1,730,000   1,781,779
  Burlingame Multifamily
   Housing Revenue
   6.00% 11/1/29 (MBIA)                                   1,250,000   1,322,163
  Colorado Housing & Finance Authority
   (Multifamily Housing Insured
   Mortgage) Series A3
   6.25% 10/1/26 (FHA)                                    8,530,000   8,994,033
  Colorado Housing & Finance Authority
   (Multifamily Housing Insured
   Mortgage) Series C3
   6.15% 10/1/41                                          1,590,000   1,687,594
  Colorado Housing & Finance Authority
   (Multifamily Project Class I)
   Series A5 5.45% 10/1/33                                6,605,000   6,791,855
  Denver City and County Multifamily
   Housing Revenue,
  Federal Housing Authority
   (Insured Mortgage Loan - Garden
   Court) 5.40% 7/1/39 (FHA)                              2,000,000   2,033,560
  Englewood Multifamily Housing Revenue
   (Marks Apartments Project)
   6.65% 12/1/26                                          5,700,000   5,872,197
  Englewood Multifamily Housing Revenue
   (Marks Apartments Project)
   Series B 6.00% 12/15/18                                7,790,000   7,861,356
   Lake County Multifamily Housing
  Mortgage Revenue
   (Sawatch Apartments)
   6.80% 10/20/35 (GNMA)                                  1,955,000   2,190,949
  Mountain Glen Housing Corporation
   (Multifamily Housing Revenue
   Project) 6.80% 7/20/35 (GNMA/FHA)                      4,490,000   5,053,136
                                                                    -----------
                                                                     45,478,008
                                                                    -----------
Municipal Lease Revenue Bonds - 6.78%
  Arapahoe County Certificates of
   Participation Refunding
   5.25% 12/1/16 (FSA)                                    1,585,000   1,748,112

Statements                                      Delaware Tax-Free Colorado Fund
  of Net Assets (continued)

                                                        Principal     Market
                                                         Amount       Value
                                                        ----------  ----------

Municipal Bonds (continued)
Municipal Lease Revenue Bonds (continued)
  Aurora Certificates of Participation
   5.50% 12/1/30 (AMBAC)                                 $8,000,000  $8,391,120
  Conejos & Alamosa Counties School
   District Region Certificates of
   Participation 6.50% 4/1/11                             1,420,000   1,500,003
  Greeley County Building Authority
   Certificates of Participation
   6.10% 8/15/16                                          2,600,000   2,753,972
  Paint Brush Hills Metropolitan District
   Certificates of Participation
   7.75% 9/1/21                                           1,632,118   1,607,440
  Pueblo County Certificates of
   Participation 6.50% 12/1/24                            5,460,000   5,597,537
  South Suburban Park & Recreation
   District Certificates of Participation
   Series B 5.00% 12/1/21 (MBIA)                          1,250,000   1,280,138
                                                                    -----------
                                                                     22,878,322
                                                                    -----------

Political Subdivision General Obligation Bonds - 12.64%
  Arapahoe County Water & Wastewater Public
   Improvement District Series A
   5.125% 12/1/32 (MBIA)                                  6,000,000   6,092,820
  Central Platte Valley Metropolitan
   District Series A 5.00% 12/1/31                        4,750,000   5,053,905
  Concord Metropolitan District
   8.00% 12/1/19                                          5,000,000   5,196,000
  Foothills Park & Recreation District
   5.00% 12/1/20 (FSA)                                    1,000,000   1,030,180
  Galleria Metropolitan District
   7.25% 12/1/09                                          1,130,000   1,184,545
  Lincoln Park Metropolitan District
   7.75% 12/1/26                                          2,610,000   2,657,554
  Meridian Metropolitan District Refunding
   Series A 5.00% 12/1/31 (RADIAN)                        7,000,000   6,835,430
  North Range Metropolitan District #1
   7.25% 12/15/31                                         3,400,000   3,356,786
  Panorama Metropolitan District
   5.00% 12/1/25 (MBIA)                                   1,000,000   1,006,920
  Silver Dollar Metropolitan District
   7.05% 12/1/30                                          5,000,000   5,099,150
  Tri-Pointe Commercial Metropolitan
   District 7.75% 12/1/19                                 5,000,000   5,163,850
                                                                     ----------
                                                                     42,677,140
                                                                     ----------
Public Utility District Revenue Bonds - 2.97%
  Colorado Springs Utilities Revenue
   Series A 5.00% 11/15/29                               10,000,000  10,039,500
                                                                     ----------
                                                                     10,039,500
                                                                     ----------
Recreational Area Revenue Bonds - 1.65%
  Aurora Golf Course Enterprise
   System Revenue
   (Saddle Rock Golf Course)
   6.20% 12/1/15                                          2,000,000   2,078,040

                                                        Principal     Market
                                                         Amount       Value
                                                        ----------  ----------

Municipal Bonds (continued)
Recreational Area Revenue Bonds (continued)
  South Suburban Park & Recreation District
   (Golf & Ice Arena Facility)
   6.00% 11/1/15                                         $2,330,000  $2,445,801
  Westminster Golf Course
   5.55% 12/1/23 (RADIAN)                                 1,000,000   1,039,250
                                                                    -----------
                                                                      5,563,091
                                                                    -----------
School District General Obligation Bonds - 4.93%
  Adams & Weld County School District
   #27 (Brighton) 5.125% 12/1/24 (MBIA)                   2,000,000   2,040,160
  Douglas County School District
   No Re 1 Building
   (Douglas & Elbert Counties) Series B
   5.125% 12/15/25 (FSA)                                  5,000,000   5,121,400
  El Paso County School District
   #49 (Falcon) 5.50% 12/1/21 (FGIC)                      3,580,000   3,835,648
  Weld County School District
   #006 (Greeley) 5.00% 12/1/21 (FSA)                     5,500,000   5,632,605
                                                                    -----------
                                                                     16,629,813
                                                                    -----------
Single Family Housing Revenue Bonds - 0.32%
  Pueblo County Single Family Mortgage
   Revenue Series 1994A
   7.05% 11/1/27 (GNMA/FNMA)                              1,040,000   1,084,834
                                                                    -----------
                                                                      1,084,834
                                                                    -----------
Tax Increment / Special Assessment Bonds - 1.83%
  Loveland Special Improvements
   District #1 7.50% 7/1/29                               6,140,000   6,180,708
                                                                    -----------
                                                                      6,180,708
                                                                    -----------
Territorial General Obligation Bonds - 0.43%
  Puerto Rico Commonwealth Refunding
   Public Improvements Series A
   5.50% 7/1/19                                           1,300,000   1,451,411
                                                                     ----------
                                                                      1,451,411
                                                                     ----------
Territorial Revenue Bonds - 0.91%
  Puerto Rico Public Buildings Authority
   Revenue Series D
   5.25% 7/1/27                                           2,000,000   2,055,560
   5.25% 7/1/36                                           1,000,000   1,025,810
                                                                     ----------
                                                                      3,081,370
                                                                     ----------
Turnpike / Toll Road Revenue Bonds - 6.12%
  E-470 Public Highway Authority
   5.75% 9/1/35 (MBIA)                                    3,100,000   3,361,671
   Northwest Parkway Public Highway
   Authority Series A
   5.25% 6/15/41 (FSA)                                   17,000,000  17,298,690
                                                                     ----------
                                                                     20,660,361
                                                                     ----------

Statements                                      Delaware Tax-Free Colorado Fund
  of Net Assets (continued)

                                                         Principal     Market
                                                          Amount       Value
                                                         ----------  ----------

Municipal Bonds (continued)
  Water & Sewer Revenue Bonds - 1.45%
   Erie Water Enterprise Revenue
   5.00% 12/1/23 (ACA)                                  $1,750,000   $1,684,463
   Ute Utility Water Conservancy District
   Water Revenue 5.75% 6/15/20 (MBIA)                    2,900,000    3,205,660
                                                                   ------------
                                                                      4,890,123
                                                                   ------------
Total Municipal Bonds
(cost $322,525,220)                                                 333,859,271
                                                                   ------------


                                                          Number
                                                         of Shares
                                                         ----------
Short-Term Investments - 0.07%
  Dreyfus Tax Exempt
   Cash Management Fund                                   244,774      244,774
                                                                  ------------
Total Short-Term Investments
(cost $244,774)                                                        244,774
                                                                  ------------
Total Market Value of Securities - 98.96%
(cost $322,769,994)                                                334,104,045
Receivables and Other Assets
Net of Liabilities - 1.04%                                           3,508,365
                                                                 -------------
Net Assets Applicable to 30,465,342
Shares Outstanding - 100.00%                                      $337,612,410
                                                                 -------------

Net Asset Value - Delaware Tax-Free
  Colorado Fund Class A
   ($314,694,515 / 28,398,795 Shares)                                   $11.08
                                                                 -------------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class B
   ($14,843,495 / 1,338,860 Shares)                                     $11.09
                                                                 -------------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class C
   ($8,074,400 / 727,687 Shares)                                        $11.10
                                                                 -------------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
(unlimited authorization-- no par)                                $328,973,689
Accumulated net realized loss on investments                        (2,695,330)
Net unrealized appreciation of investments                          11,334,051
                                                                 -------------
Total net assets                                                  $337,612,410
                                                                 -------------

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*Non-income producing security. Security is currently in default.

Net Asset Value and Offering Price per Share --
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)                                              $11.08
Sales charge (3.75% of offering price, or 3.88%
of amount invested per share) (B)                                          0.43
                                                                         ------
Offering price                                                           $11.51
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements
of Operations

                                                      Year Ended August 31, 2002

                                            Delaware       Delaware         Delaware          Delaware          Delaware
                                            Tax-Free       Tax-Free         Tax-Free          Tax-Free          Tax-Free
                                            Arizona     Arizona Insured    California    California Insured     Colorado
                                             Fund           Fund              Fund              Fund             Fund
Investment Income:
  Interest                                 $2,157,644    $ 8,479,527       $2,499,328        $1,949,235        $19,459,722
                                           ----------    -----------       ----------        ----------        -----------

Expenses:
  Management fees                             203,495        784,443          246,592           184,785          1,843,472
  Dividend disbursing and transfer agent
   fees and expenses                           19,977         76,098           22,379            23,746            185,138
  Distribution expenses-- Class A              59,351        349,091           59,623            68,356            784,626
  Distribution expenses-- Class B              94,852        114,849          143,628            87,454            144,082
  Distribution expenses-- Class C              35,761         55,422           68,193             7,976             67,254
  Registration fees                             5,266          1,150            4,757             1,654             14,543
  Reports and statements to shareholders        5,773         28,076            9,440             4,009             20,070
  Accounting and administration                16,006         67,878           19,497            15,992            145,010
  Professional fees                             6,350         22,909            6,988             4,925             44,360
  Custodian fees and expenses                   2,697          9,665            5,007             2,623             15,864
  Trustees' fees                                2,375          4,900            1,840             1,793              9,500
  Other                                         8,172         29,871            9,485             8,320             59,958
                                           ----------    -----------       ----------        ----------        -----------
                                              460,075      1,544,352          597,429           411,633          3,333,877
  Less expenses absorbed or waived            (84,593)            --         (211,841)               --                 --
  Less expenses paid indirectly                (1,089)        (6,209)          (1,552)           (1,498)           (11,129)
                                           ----------    -----------       ----------        ----------        -----------
  Total expenses                              374,393      1,538,143          384,036           410,135          3,322,748
                                           ----------    -----------       ----------        ----------        -----------

Net Investment Income                       1,783,251      6,941,384        2,115,292         1,539,100         16,136,974
                                           ----------    -----------       ----------        ----------        -----------

Net Realized and Unrealized
  Gain (Loss) on Investments:
  Net realized gain (loss) on investments     (73,813)     2,596,988         (157,317)          (35,039)         2,605,316
  Net change in unrealized appreciation/
   depreciation of investments                 33,806     (1,097,360)         314,498           (12,835)        (3,729,898)
                                           ----------    -----------       ----------        ----------        -----------

Net Realized and Unrealized Gain (Loss)
   on Investments                             (40,007)     1,499,628          157,181           (47,874)        (1,124,582)
                                           ----------    -----------       ----------        ----------        -----------

Net Increase in Net Assets Resulting
   from Operations                         $1,743,244    $ 8,441,012       $2,272,473        $1,491,226        $15,012,392
                                           ==========    ===========       ==========        ==========        ===========

See accompanying notes

Statements
of Changes in Net Assets

                                                             Delaware Tax-Free               Delaware Tax-Free
                                                                Arizona Fund                Arizona Insured Fund
                                                                 Year Ended                      Year Ended
                                                          8/31/02         8/31/01         8/31/02         8/31/01
                                                       ------------    ------------    ------------    ------------
Increase (Decrease) in
 Net Assets from Operations:
 Net investment income                                   $1,783,251      $1,160,861      $6,941,384      $6,847,843
 Net realized gain
  (loss) on investments                                     (73,813)         44,851       2,596,988       3,152,297
 Net change in unrealized
  appreciation/depreciation
  of investments                                             33,806         819,400      (1,097,360)      2,969,381
                                                       ------------    ------------    ------------    ------------
 Net increase in net assets
  resulting from operations                               1,743,244       2,025,112       8,441,012      12,969,521
                                                       ------------    ------------    ------------    ------------

 Dividends and Distributions
  to Shareholders from:

Net investment income:
  Class A                                                (1,213,829)       (776,346)     (6,301,205)     (6,514,574)
  Class B                                                  (413,805)       (293,596)       (432,125)       (284,025)
  Class C                                                  (155,617)        (90,919)       (208,054)        (49,244)

Net realized gain on investments:
  Class A                                                      --              --          (865,976)           --
  Class B                                                      --              --           (62,839)           --
  Class C                                                      --              --           (28,435)           --
                                                       ------------    ------------    ------------    ------------
                                                         (1,783,251)     (1,160,861)     (7,898,634)     (6,847,843)
                                                       ------------    ------------    ------------    ------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                10,514,069       6,929,701      13,506,834       7,993,304
  Class B                                                 2,176,368       4,222,759       5,743,574       2,555,206
  Class C                                                 1,971,388       1,098,845       5,512,689       2,525,492
Net asset value of shares
  issued upon reinvestment
  of dividends and distributions:
  Class A                                                   549,306         408,452       3,385,866       2,934,017
  Class B                                                   153,041          99,253         259,825         145,668
  Class C                                                   123,314          70,089         190,296          32,874
                                                       ------------    ------------    ------------    ------------
                                                         15,487,486      12,829,099      28,599,084      16,186,561
                                                       ------------    ------------    ------------    ------------

Cost of shares repurchased:
  Class A                                                (3,162,787)     (2,935,681)    (17,114,099)    (17,369,041)
  Class B                                                  (365,597)       (812,181)     (1,297,726)       (795,388)
  Class C                                                  (192,302)       (487,087)       (905,756)       (721,992)
                                                       ------------    ------------    ------------    ------------
                                                         (3,720,686)     (4,234,949)    (19,317,581)    (18,886,421)
                                                       ------------    ------------    ------------    ------------

Increase (decrease) in net assets derived
  from capital share transactions                        11,766,800       8,594,150       9,281,503      (2,699,860)
                                                       ------------    ------------    ------------    ------------
Net Increase in Net Assets                               11,726,793       9,458,401       9,823,881       3,421,818
                                                       ------------    ------------    ------------    ------------

Net Assets:
  Beginning of year                                      30,121,682      20,663,281     153,392,150     149,970,332
                                                       ------------    ------------    ------------    ------------
  End of year                                           $41,848,475     $30,121,682    $163,216,031    $153,392,150
                                                       ============    ============    ============    ============

See accompanying notes

Statements
of Changes in Net Assets (continued)

                                                             Delaware Tax-Free                 Delaware Tax-Free
                                                              California Fund               California Insured Fund
                                                                 Year Ended                      Year Ended
                                                          8/31/02         8/31/01         8/31/02         8/31/01

Increase (Decrease) in Net Assets from Operations:
 Net investment income                                   $2,115,292      $2,148,951      $1,539,100      $1,399,062
 Net realized gain (loss) on investments                   (157,317)        363,403         (35,039)      1,150,019
 Net change in unrealized appreciation/
  depreciation of investments                               314,498       1,864,740         (12,835)        424,461
                                                        -----------     -----------     -----------     -----------
 Net increase in net assets resulting from operations     2,272,473       4,377,094       1,491,226       2,973,542
                                                        -----------     -----------     -----------     -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                (1,205,949)     (1,310,386)     (1,194,000)     (1,118,848)
  Class B                                                  (615,935)       (648,630)       (316,220)       (263,166)
  Class C                                                  (293,408)       (190,595)        (28,880)        (17,048)
 Net realized gain on investments:
  Class A                                                        --              --        (431,988)             --
  Class B                                                        --              --        (134,873)             --
  Class C                                                        --              --         (12,025)             --
                                                        -----------     -----------     -----------     -----------
                                                         (2,115,292)     (2,149,611)     (2,117,986)     (1,399,062)
                                                        -----------     -----------     -----------     -----------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                 4,478,047       3,037,748       3,028,178       5,302,974
  Class B                                                 1,924,681       2,703,400       3,012,575       1,552,027
  Class C                                                 1,660,298       3,147,864       1,342,130         615,529
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
  Class A                                                   523,361         752,687         845,801         459,517
  Class B                                                   198,541         230,609         242,589         111,273
  Class C                                                   170,057         105,307          13,665           3,614
                                                        -----------     -----------     -----------     -----------
                                                          8,954,985       9,977,615       8,484,938       8,044,934
                                                        -----------     -----------     -----------     -----------

Cost of shares repurchased:
  Class A                                                (6,495,544)     (4,928,459)     (2,796,439)     (2,811,288)
  Class B                                                (1,886,367)     (3,319,509)     (1,037,452)       (804,907)
  Class C                                                  (749,274)     (1,435,409)       (179,715)       (885,965)
                                                        -----------     -----------     -----------     -----------
                                                         (9,131,185)     (9,683,377)     (4,013,606)     (4,502,160)
                                                        -----------     -----------     -----------     -----------

Increase (decrease) in net assets derived
 from capital share transactions                           (176,200)        294,238       4,471,332       3,542,774
                                                        -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net Assets                       (19,019)      2,521,721       3,844,572       5,117,254
                                                        -----------     -----------     -----------     -----------

Net Assets:
  Beginning of year                                      45,943,452      43,421,731      35,873,271      30,756,017
                                                        -----------     -----------     -----------     -----------
  End of year                                           $45,924,433     $45,943,452     $39,717,843     $35,873,271
                                                        ===========     ===========     ===========     ===========

See accompanying notes

Statements
of Changes in Net Assets (continued)

                                                       Delaware Tax-Free Colorado Fund
                                                                 Year Ended
                                                          8/31/02         8/31/01
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                  $16,136,974     $16,252,598
 Net realized gain on investments                         2,605,316       4,032,765
 Net change in unrealized appreciation/
  depreciation of investments                            (3,729,898)     10,648,107
                                                       ------------    ------------
 Net increase in net assets resulting from operations    15,012,392      30,933,470
                                                       ------------    ------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                               (15,269,995)    (15,482,396)
  Class B                                                  (592,108)       (590,792)
  Class C                                                  (275,325)       (179,410)
                                                       ------------    ------------
                                                        (16,137,428)    (16,252,598)
                                                       ------------    ------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                18,451,081      25,123,058
  Class B                                                 2,320,838       2,246,385
  Class C                                                 3,462,982       2,396,156
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
  Class A                                                 9,541,898       9,828,565
  Class B                                                   400,849         409,603
  Class C                                                   207,164         132,584
                                                       ------------    ------------
                                                         34,384,812      40,136,351
                                                       ------------    ------------

Cost of shares repurchased:
  Class A                                               (30,747,830)    (34,667,563)
  Class B                                                (2,173,560)     (2,391,042)
  Class C                                                (1,223,433)     (1,364,662)
                                                       ------------    ------------
                                                        (34,144,823)    (38,423,267)
                                                       ------------    ------------

Increase in net assets derived from
  capital share transactions                                239,989       1,713,084
                                                       ------------    ------------
Net Increase (Decrease) in Net Assets                      (885,047)     16,393,956
                                                       ------------    ------------

Net Assets:
  Beginning of year                                     338,497,457     322,103,501
                                                       ------------    ------------
  End of year                                          $337,612,410    $338,497,457
                                                       ============    ============

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Tax-Free Arizona Fund Class A
                                                                                                          Eight Months     Year
                                                                              Year Ended                     Ended        Ended
                                                           8/31/02     8/31/01         8/31/00   8/31/99   8/31/98(1)   12/31/97(3)
Net asset value, beginning of period                       $10.620     $10.250         $10.450   $11.210    $11.140      $10.700

Income (loss) from investment operations:
Net investment income                                        0.532       0.572           0.555     0.538      0.376        0.589
Net realized and unrealized gain (loss) on investments      (0.030)      0.370          (0.200)   (0.645)     0.170        0.455
                                                           -------     -------         -------   -------    -------      -------
Total from investment operations                             0.502       0.942           0.355    (0.107)     0.546        1.044
                                                           -------     -------         -------   -------    -------      -------

Less dividends and distributions from:
Net investment income                                       (0.532)     (0.572)         (0.555)   (0.538)    (0.376)      (0.589)
Net realized gain on investments                                --          --              --    (0.115)    (0.100)      (0.015)
                                                           -------     -------         -------   -------    -------      -------
Total dividends and distributions                           (0.532)     (0.572)         (0.555)   (0.653)    (0.476)      (0.604)
                                                           -------     -------         -------   -------    -------      -------

Net asset value, end of period                             $10.590     $10.620         $10.250   $10.450    $11.210      $11.140
                                                           =======     =======         =======   =======    =======      =======

Total return(2)                                                4.93%       9.48%           3.68%    (1.09%)     4.99%       10.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $26,664     $18,809         $13,873   $18,586    $12,177      $10,916
Ratio of expenses to average net assets                      0.75%       0.75%           0.75%     0.60%      0.49%        0.48%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.98%       1.01%           1.06%     1.10%      1.07%        1.08%
Ratio of net investment income to average net assets         5.09%       5.50%           5.53%     4.88%      5.03%        5.42%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.86%       5.24%           5.22%     4.38%      4.45%        4.82%
Portfolio turnover                                            111%        108%            115%       68%        96%          39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Tax-Free Arizona Fund Class B
                                                                                                           Eight Months    Year
                                                                             Year Ended                    Ended           Ended
                                                           8/31/02     8/31/01      8/31/00    8/31/99   8/31/98(1)      12/31/97(3)
                                                           -------     -------      -------    -------    -------        -------
Net asset value, beginning of period                       $10.620     $10.240      $10.450    $11.200    $11.140        $10.690

Income (loss) from investment operations:
Net investment income                                        0.454       0.495        0.481      0.456      0.319          0.502
Net realized and unrealized gain (loss) on investments      (0.030)      0.380       (0.210)    (0.635)     0.160          0.469
                                                           -------     -------      -------    -------    -------        -------
Total from investment operations                             0.424       0.875        0.271     (0.179)     0.479          0.971
                                                           -------     -------      -------    -------    -------        -------

Less dividends and distributions from:
Net investment income                                       (0.454)     (0.495)      (0.481)    (0.456)    (0.319)        (0.506)
Net realized gain on investments                                --          --           --     (0.115)    (0.100)        (0.015)
                                                           -------     -------      -------    -------    -------        -------
Total dividends and distributions                           (0.454)     (0.495)      (0.481)    (0.571)    (0.419)        (0.521)
                                                           -------     -------      -------    -------    -------        -------

Net asset value, end of period                             $10.590     $10.620      $10.240    $10.450    $11.200        $11.140
                                                           =======     =======      =======    =======    =======        =======

Total return(2)                                                4.16%       8.78%       2.82%     (1.74%)      4.38%          9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $10,629      $8,681       $4,911     $5,956     $4,952         $3,711
Ratio of expenses to average net assets                      1.50%       1.50%        1.50%      1.35%      1.23%          1.22%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.73%       1.76%        1.81%      1.85%      1.81%          1.82%
Ratio of net investment income to average net assets         4.34%       4.75%        4.78%      4.13%      4.29%          4.68%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.11%       4.49%        4.47%      3.63%      3.71%          4.08%
Portfolio turnover                                            111%        108%         115%        68%        96%            39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Arizona Fund Class C
                                                                                                          Eight Months    Year
                                                                              Year Ended                      Ended       Ended
                                                           8/31/02      8/31/01       8/31/00    8/31/99    8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                       $10.640     $10.270       $10.470    $11.230     $11.160      $10.710

Income (loss) from investment operations:
Net investment income                                       0.454        0.492         0.478      0.456       0.313        0.534
Net realized and unrealized gain (loss) on investments     (0.030)       0.370        (0.200)    (0.645)      0.176        0.437
                                                          -------      -------       -------    -------     -------      -------
Total from investment operations                            0.424        0.862         0.278     (0.189)      0.489        0.971
                                                          -------      -------       -------    -------     -------      -------

Less dividends and distributions from:
Net investment income                                      (0.454)      (0.492)       (0.478)    (0.456)     (0.319)      (0.506)
Net realized gain on investments                               --           --            --     (0.115)     (0.100)      (0.015)
                                                          -------      -------       -------    -------     -------      -------
Total dividends and distributions                          (0.454)      (0.492)       (0.478)    (0.571)     (0.419)      (0.521)
                                                          -------      -------       -------    -------     -------      -------

Net asset value, end of period                            $10.610      $10.640       $10.270    $10.470     $11.230      $11.160
                                                          =======      =======       =======    =======     =======      =======

Total return(2)                                               4.14%        8.62%         2.88%     (1.82%)      4.46%        9.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $4,555       $2,632        $1,880     $1,957        $632         $332
Ratio of expenses to average net assets                     1.50%        1.50%         1.50%      1.35%       1.23%        1.23%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.73%        1.76%         1.81%      1.85%       1.81%        1.83%
Ratio of net investment income to average net assets        4.34%        4.75%         4.78%      4.13%       4.29%        4.67%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  4.11%        4.49%         4.47%      3.63%       3.71%        4.07%
Portfolio turnover                                           111%         108%          115%        68%         96%          39%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Arizona Insured Fund Class A
                                                                                                          Eight Months    Year
                                                                            Year Ended                        Ended       Ended
                                                           8/31/02     8/31/01       8/31/00    8/31/99     8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                        $11.500     $11.040      $10.990     $11.550     $11.470     $11.060

Income (loss) from investment operations:
Net investment income                                         0.510       0.521        0.525       0.528       0.358       0.548
Net realized and unrealized gain (loss) on investments        0.100       0.460        0.050      (0.560)      0.080       0.416
                                                           --------    --------     --------    --------    --------    --------
Total from investment operations                              0.610       0.981        0.575      (0.032)      0.438       0.964
                                                           --------    --------     --------    --------    --------    --------

Less dividends and distributions from:
Net investment income                                        (0.510)     (0.521)      (0.525)     (0.528)     (0.358)     (0.554)
Net realized gain on investments                             (0.070)     --           --          --          --          --
                                                           --------    --------     --------    --------    --------    --------
Total dividends and distributions                            (0.580)     (0.521)      (0.525)     (0.528)     (0.358)     (0.554)
                                                           --------    --------     --------    --------    --------    --------

Net asset value, end of period                              $11.530     $11.500      $11.040     $10.990     $11.550     $11.470
                                                           ========    ========     ========    ========    ========    ========

Total return(2)                                                 5.54%       9.12%        5.47%      (0.36%)      3.88%       8.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $141,424    $141,298     $142,018    $166,368    $179,306    $186,485
Ratio of expenses to average net assets                       0.90%       0.95%        0.95%       0.91%       0.84%       0.84%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    0.90%       0.97%        0.98%       0.91%       0.91%       0.89%
Ratio of net investment income to average net assets          4.50%       4.65%        4.88%       4.60%       4.68%       4.92%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.50%       4.63%        4.85%       4.60%       4.61%       4.87%
Portfolio turnover                                              46%         45%          50%         29%         21%         42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2001.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Arizona Insured Fund Class B
                                                                                                           Eight Months    Year
                                                                             Year Ended                      Ended         Ended
                                                           8/31/02     8/31/01      8/31/00     8/31/99    8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                       $11.500     $11.040      $10.990     $11.550     $11.460     $11.050

Income (loss) from investment operations:
Net investment income                                        0.426       0.437        0.444       0.441       0.300       0.455
Net realized and unrealized gain (loss) on investments       0.110       0.460        0.050      (0.560)      0.091       0.414
                                                           -------     -------      -------     -------     -------     -------
Total from investment operations                             0.536       0.897        0.494      (0.119)      0.391       0.869
                                                           -------     -------      -------     -------     -------     -------


Less dividends and distributions from:
Net investment income                                       (0.426)     (0.437)      (0.444)     (0.441)     (0.301)     (0.459)
Net realized gain on investments                            (0.070)         --           --          --          --          --
                                                           -------     -------      -------     -------     -------     -------
Total dividends and distributions                           (0.496)     (0.437)      (0.444)     (0.441)     (0.301)     (0.459)
                                                           -------     -------      -------     -------     -------     -------

Net asset value, end of period                             $11.540     $11.500      $11.040     $10.990     $11.550     $11.460
                                                           =======     =======      =======     =======     =======     =======

Total return(2)                                               4.83%       8.31%        4.68%      (1.11%)      3.46%       8.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $13,678     $ 8,864      $ 6,630     $ 6,059     $ 4,782     $ 3,657
Ratio of expenses to average net assets                       1.65%       1.70%        1.70%       1.66%       1.59%       1.65%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.65%       1.72%        1.73%       1.66%       1.66%       1.70%
Ratio of net investment income to average net assets          3.75%       3.90%        4.13%       3.85%       3.93%       4.11%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.75%       3.88%        4.10%       3.85%       3.86%       4.06%
Portfolio turnover                                              46%         45%          50%         29%         21%         42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2001.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Arizona Insured Fund Class C
                                                                                                          Eight Months  Year
                                                                             Year Ended                     Ended       Ended
                                                          8/31/02     8/31/01      8/31/00     8/31/99     8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                      $11.520     $11.040      $10.990    $11.560      $11.470     $11.060

Income (loss) from investment operations:
Net investment income                                       0.426       0.438        0.444      0.441        0.301       0.456
Net realized and unrealized gain (loss) on investments      0.100       0.480        0.050     (0.570)       0.090       0.414
                                                          -------     -------      -------    -------      -------     -------
Total from investment operations                            0.526       0.918        0.494     (0.129)       0.391       0.870
                                                          -------     -------      -------    -------      -------     -------

Less dividends and distributions from:
Net investment income                                      (0.426)     (0.438)      (0.444)    (0.441)      (0.301)     (0.460)
Net realized gain on investments                           (0.070)         --           --         --           --          --
                                                          -------     -------      -------    -------      -------     -------
Total dividends and distributions                          (0.496)     (0.438)      (0.444)    (0.441)      (0.301)     (0.460)
                                                          -------     -------      -------    -------      -------     -------

Net asset value, end of period                            $11.550     $11.520      $11.040    $10.990      $11.560     $11.470
                                                          =======     =======      =======    =======      =======     =======

Total return(2)                                               4.73%       8.50%        4.68%     (1.20%)       3.46%       8.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $8,115      $3,230       $1,322     $1,373         $627        $675
Ratio of expenses to average net assets                     1.65%       1.70%        1.70%      1.66%        1.59%       1.65%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.65%       1.72%        1.73%      1.66%        1.66%       1.70%
Ratio of net investment income to average net assets        3.75%       3.90%        4.13%      3.85%        3.93%       4.11%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  3.75%       3.88%        4.10%      3.85%        3.86%       4.06%
Portfolio turnover                                            46%         45%          50%        29%          21%         42%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2001.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Fund Class A
                                                                                                          Eight Months   Year
                                                                               Year Ended                    Ended       Ended
                                                           8/31/02     8/31/01      8/31/00     8/31/99    8/31/98(1)    12/31/97(3)
Net asset value, beginning of period                       $10.950    $ 10.430      $10.490     $11.220     $11.050     $10.430

Income (loss) from investment operations:
Net investment income                                        0.546       0.538        0.547       0.556       0.387       0.590
Net realized and unrealized gain (loss) on investments       0.060       0.520       (0.060)     (0.709)      0.163       0.665
                                                           -------     -------      -------     -------     -------     -------
Total from investment operations                             0.606       1.058        0.487      (0.153)      0.550       1.255
                                                           -------     -------      -------     -------     -------     -------

Less dividends and distributions from:
Net investment income                                       (0.546)     (0.538)      (0.547)     (0.554)     (0.380)     (0.595)
Net realized gain on investments                                --          --           --      (0.023)         --      (0.040)
                                                           -------     -------      -------     -------     -------     -------
Total dividends and distributions                           (0.546)     (0.538)      (0.547)     (0.577)     (0.380)     (0.635)
                                                           -------     -------      -------     -------     -------     -------

Net asset value, end of period                             $11.010     $10.950      $10.430     $10.490     $11.220     $11.050
                                                           =======     =======      =======     =======     =======     =======

Total return(2)                                                5.77%      10.43%        5.00%      (1.53%)      5.07%      12.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $23,462     $24,925      $24,794     $24,515     $11,600     $ 4,385
Ratio of expenses to average net assets                      0.50%       0.50%        0.50%       0.33%       0.22%       0.13%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.97%       0.99%        1.04%       0.97%       1.07%       1.19%
Ratio of net investment income to average net assets         5.05%       5.07%        5.46%       4.95%       5.00%       5.32%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.58%       4.58%        4.92%       4.31%       4.15%       4.26%
Portfolio turnover        vvv                                  93%        130%          82%        123%         62%         17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and doesnot reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free California Fund Class B
                                                                                                          Eight Months    Year
                                                                            Year Ended                       Ended        Ended
                                                            8/31/02   8/31/01      8/31/00     8/31/99     8/31/98(1)   12/31/97(3)
Net asset value, beginning of period                        $10.990   $10.460      $10.520     $11.260      $11.080     $10.440

Income (loss) from investment operations:
Net investment income                                         0.465     0.459        0.473       0.470        0.319       0.520
Net realized and unrealized gain (loss) on investments        0.060     0.530       (0.060)     (0.717)       0.186       0.688
                                                            -------   -------      -------     -------      -------     -------
Total from investment operations                              0.525     0.989        0.413      (0.247)       0.505       1.208
                                                            -------   -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                        (0.465)   (0.459)      (0.473)     (0.470)      (0.325)     (0.528)
Net realized gain on investments                                 --        --           --      (0.023)          --      (0.040)
                                                            -------   -------      -------     -------      -------     -------
Total dividends and distributions                            (0.465)   (0.459)      (0.473)     (0.493)      (0.325)     (0.568)
                                                            -------   -------      -------     -------      -------     -------

Net asset value, end of period                              $11.050   $10.990      $10.460     $10.520      $11.260     $11.080
                                                            =======   =======      =======     =======      =======     =======

Total return(2)                                                 4.95%     9.58%        4.31%      (2.35%)       4.62%      11.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $15,105   $14,792      $14,449     $13,676      $ 8,962     $ 5,576
Ratio of expenses to average net assets                       1.25%     1.25%        1.25%       1.08%        0.97%       0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.72%     1.74%        1.79%       1.72%        1.82%       1.86%
Ratio of net investment income to average net assets          4.30%     4.32%        4.71%       4.20%        4.27%       4.65%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.83%     3.83%        4.17%       3.56%        3.42%       3.59%
Portfolio turnover                                              93%      130%          82%        123%          62%         17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free California Fund Class C
                                                                                                          Eight Months   Year
                                                                             Year Ended                       Ended      Ended
                                                          8/31/02     8/31/01      8/31/00     8/31/99     8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                      $10.970     $10.440      $10.500     $11.230     $11.050     $10.420

Income (loss) from investment operations:
Net investment income                                       0.465       0.459        0.472       0.470       0.335       0.487
Net realized and unrealized gain (loss) on investments      0.050       0.530       (0.060)     (0.707)      0.170       0.696
                                                          -------     -------      -------     -------     -------     -------
Total from investment operations                            0.515       0.989        0.412      (0.237)      0.505       1.183
                                                          -------     -------      -------     -------     -------     -------

Less dividends and distributions from:
Net investment income                                      (0.465)     (0.459)      (0.472)     (0.470)     (0.325)     (0.513)
Net realized gain on investments                               --          --           --      (0.023)         --      (0.040)
                                                          -------     -------      -------     -------     -------     -------
Total dividends and distributions                          (0.465)     (0.459)      (0.472)     (0.493)     (0.325)     (0.553)
                                                          -------     -------      -------     -------     -------     -------

Net asset value, end of period                            $11.020     $10.970      $10.440     $10.500     $11.230     $11.050
                                                          =======     =======      =======     =======     =======     =======

Total return(2)                                               4.86%       9.70%        4.22%      (2.26%)      4.64%      11.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $7,357      $6,227       $4,179      $5,132        $774        $109
Ratio of expenses to average net assets                     1.25%       1.25%        1.25%       1.08%       0.97%       0.87%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.72%       1.74%        1.79%       1.72%       1.82%       1.93%
Ratio of net investment income to average net assets        4.30%       4.32%        4.71%       4.20%       4.27%       4.58%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  3.83%       3.83%        4.17%       3.56%       3.42%       3.52%
Portfolio turnover                                            93%        130%          82%        123%         62%         17%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class A
                                                                                                            Eight Months   Year
                                                                               Year Ended                      Ended       Ended
                                                           8/31/02     8/31/01      8/31/00     8/31/99     8/31/98(1)   12/31/97(3)
Net asset value, beginning of period                       $11.130     $10.640      $10.430     $11.130      $10.980     $10.500

Income (loss) from investment operations:
Net investment income                                        0.470       0.496        0.500       0.497        0.345       0.513
Net realized and unrealized gain (loss) on investments      (0.027)      0.490        0.210      (0.700)       0.150       0.486
                                                           -------     -------      -------     -------     --------     -------
Total from investment operations                             0.443       0.986        0.710      (0.203)       0.495       0.999
                                                           -------     -------      -------     -------     --------     -------

Less dividends and distributions from:
Net investment income                                       (0.470)     (0.496)      (0.500)     (0.497)      (0.345)     (0.519)
Net realized gain on investments                            (0.173)     --           --          --           --          --
                                                           -------     -------      -------     -------     --------     -------
Total dividends and distributions                           (0.643)     (0.496)      (0.500)     (0.497)      (0.345)     (0.519)
                                                           -------     -------      -------     -------     --------     -------

Net asset value, end of period                             $10.930     $11.130      $10.640     $10.430     $ 11.130     $10.980
                                                           =======     =======      =======     =======     ========     =======

Total return(2)                                                4.23%       9.51%        7.10%      (1.97%)       4.58%       9.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $28,630     $28,045      $23,877     $25,042      $28,577     $26,923
Ratio of expenses to average net assets                      0.92%       0.87%        1.00%       0.99%        0.94%       0.99%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   0.92%       0.87%        1.09%       1.10%        0.94%       1.02%
Ratio of net investment income to average net assets         4.36%       4.59%        4.87%       4.51%        4.69%       4.85%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.36%       4.59%        4.78%       4.40%        4.69%       4.82%
Portfolio turnover                                            111%        162%          91%        114%          44%         63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class B
                                                                                                           Eight Months    Year
                                                                             Year Ended                        Ended       Ended
                                                            8/31/02    8/31/01       8/31/00     8/31/99    8/31/98(1)  12/31/97(3)

Net asset value, beginning of period                        $11.130     $10.640      $10.430    $ 11.130     $10.990     $10.500

Income (loss) from investment operations:
Net investment income                                         0.389       0.415        0.423       0.414       0.290       0.457
Net realized and unrealized gain (loss) on investments       (0.027)      0.490        0.210      (0.700)      0.140       0.495
                                                            -------    --------      -------     -------    --------     -------
Total from investment operations                              0.362       0.905        0.633      (0.286)      0.430       0.952
                                                            -------    --------      -------     -------    --------     -------

Less dividends and distributions from:
Net investment income                                        (0.389)     (0.415)      (0.423)     (0.414)     (0.290)     (0.462)
Net realized gain on investments                             (0.173)         --           --          --          --          --
                                                            -------    --------      -------     -------    --------     -------
Total dividends and distributions                            (0.562)     (0.415)      (0.423)     (0.414)     (0.290)     (0.462)
                                                            -------    --------      -------     -------    --------     -------

Net asset value, end of period                              $10.930    $ 11.130      $10.640     $10.430     $11.130     $10.990
                                                            =======    ========      =======     =======    ========     =======

Total return(2)                                                 3.44%       8.70%        6.30%      (2.70%)      3.96%       9.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $9,714      $7,628       $6,440      $6,588      $6,588      $6,629
Ratio of expenses to average net assets                       1.67%       1.62%        1.75%       1.74%       1.69%       1.53%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.67%       1.62%        1.84%       1.85%       1.69%       1.56%
Ratio of net investment income to average net assets          3.61%       3.84%        4.12%       3.76%       3.94%       4.31%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.61%       3.84%        4.03%       3.65%       3.94%       4.28%
Portfolio turnover                                             111%        162%          91%        114%         44%         63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free California Insured Fund Class C
                                                                                                           Eight Months     Year
                                                                            Year Ended                         Ended        Ended
                                                           8/31/02     8/31/01      8/31/00     8/31/99     8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                       $11.090     $10.600      $10.390     $11.090      $10.940     $10.460

Income (loss) from investment operations:
Net investment income                                        0.392       0.417        0.423       0.414        0.289       0.485
Net realized and unrealized gain (loss) on investments      (0.027)      0.490        0.210      (0.700)       0.151       0.432
                                                           -------     -------      -------     -------      -------     -------
Total from investment operations                             0.365       0.907        0.633      (0.286)       0.440       0.917
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions:
Dividends from net investment income                        (0.392)     (0.417)      (0.423)     (0.414)      (0.290)     (0.437)
Net realized gain on investments                            (0.173)         --           --          --           --          --
                                                           -------     -------      -------     -------      -------     -------
Total dividends and distributions                           (0.565)     (0.417)      (0.423)     (0.414)      (0.290)     (0.437)
                                                           -------     -------      -------     -------      -------     -------

Net asset value, end of period                             $10.890     $11.090      $10.600     $10.390      $11.090     $10.940
                                                           =======     =======      =======     =======      =======     =======

Total return(2)                                                3.45%       8.75%        6.32%      (2.70%)       4.08%       8.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $,374        $200         $439        $592         $461        $476
Ratio of expenses to average net assets                      1.67%       1.62%        1.75%       1.74%        1.69%       1.71%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.67%       1.62%        1.84%       1.85%        1.69%       1.74%
Ratio of net investment income to average net assets         3.61%       3.84%        4.12%       3.76%        3.94%       4.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   3.61%       3.84%        4.03%       3.65%        3.94%       4.10%
Portfolio turnover                                            111%        162%          91%        114%          44%         63%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Colorado Fund Class A
                                                                                                            Eight Months   Year
                                                                               Year Ended                       Ended      Ended
                                                            8/31/02     8/31/01      8/31/00     8/31/99    8/31/98(1)  12/31/97(3)
Net asset value, beginning of period                        $11.120    $ 10.630      $10.780     $11.510     $11.380     $10.780

Income (loss) from investment operations:
Net investment income                                         0.532       0.549        0.543       0.552       0.376       0.574
Net realized and unrealized gain (loss) on investments       (0.040)      0.490       (0.150)     (0.730)      0.130       0.618
                                                            -------     -------      -------     -------     -------     -------
Total from investment operations                              0.492       1.039        0.393      (0.178)      0.506       1.192
                                                            -------     -------      -------     -------     -------     -------


Less dividends and distributions from:
Net investment income                                        (0.532)     (0.549)      (0.543)     (0.552)     (0.376)     (0.592)
                                                            -------     -------      -------     -------     -------     -------
Total dividends and distributions                            (0.532)     (0.549)      (0.543)     (0.552)     (0.376)     (0.592)
                                                            -------     -------      -------     -------     -------     -------


Net asset value, end of period                              $11.080     $11.120      $10.630    $ 10.780     $11.510     $11.380
                                                            =======     =======      =======    ========     =======     =======


Total return(2)                                                 4.60%      10.05%        3.89%      (1.69%)      4.51%      11.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $314,695    $318,550     $304,409    $338,184    $357,127    $357,993
Ratio of expenses to average net assets                       0.95%       1.00%        1.00%       0.91%       0.83%       0.81%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    0.95%       1.00%        1.04%       0.91%       0.92%       0.86%
Ratio of net investment income to average net assets          4.86%       5.09%        5.22%       4.86%       4.93%       5.25%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.86%       5.09%        5.18%       4.86%       4.84%       5.20%
Portfolio turnover                                              36%         64%          53%         55%         36%         54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of lessthan 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Tax-Free Colorado Fund Class B
                                                                                                           Eight Months    Year
                                                                              Year Ended                       Ended       Ended
                                                            8/31/02   8/31/01       8/31/00     8/31/99     8/31/98(1)  12/31/97(3)

Net asset value, beginning of period                       $11.120     $10.630      $10.790    $ 11.510      $11.380     $10.780

Income (loss) from investment operations:
Net investment income                                        0.450       0.468        0.463       0.466        0.319       0.483
Net realized and unrealized gain (loss) on investments      (0.030)      0.490       (0.160)     (0.719)       0.130       0.616
                                                           -------    --------      -------     -------     --------     -------
Total from investment operations                             0.420       0.958        0.303      (0.253)       0.449       1.099
                                                           -------    --------      -------     -------     --------     -------

Less dividends and distributions from:
Net investment income                                       (0.450)     (0.468)      (0.463)     (0.467)      (0.319)     (0.499)
                                                           -------    --------      -------     -------     --------     -------
Total dividends and distributions                           (0.450)     (0.468)      (0.463)     (0.467)      (0.319)     (0.499)
                                                           -------    --------      -------     -------     --------     -------

Net asset value, end of period                             $11.090    $ 11.120      $10.630     $10.790     $ 11.510     $11.380
                                                           =======    ========      =======     =======     ========     =======

Total return(2)                                                3.92%       9.24%        3.00%      (2.34%)       3.99%      10.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $14,843     $14,330      $13,441     $13,530      $10,726     $ 7,798
Ratio of expenses to average net assets                      1.70%       1.75%        1.75%       1.66%        1.58%       1.62%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly   1.70%       1.75%        1.79%       1.66%        1.67%       1.67%
Ratio of net investment income to average net assets         4.11%       4.34%        4.47%       4.11%        4.18%       4.44%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly   4.11%       4.34%        4.43%       4.11%        4.09%       4.39%
Portfolio turnover                                             36%         64%          53%         55%          36%         54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of lessthan 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Colorado Fund Class C
                                                                                                          Eight Months    Year
                                                                           Year Ended                        Ended        Ended
                                                          8/31/02     8/31/01      8/31/00     8/31/99      8/31/98(1)  12/31/97(3)

Net asset value, beginning of period                      $11.130     $10.640      $10.790     $11.520      $11.380     $10.780

Income (loss) from investment operations:
Net investment income                                       0.450       0.468        0.465       0.463        0.319       0.484
Net realized and unrealized gain (loss) on investments     (0.030)      0.490       (0.150)     (0.726)       0.140       0.615
                                                          -------     -------      -------     -------      -------     -------
Total from investment operations                            0.420       0.958        0.315      (0.263)       0.459       1.099
                                                          -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                      (0.450)     (0.468)      (0.465)     (0.467)      (0.319)     (0.499)
                                                          -------     -------      -------     -------      -------     -------
Total dividends and distributions                          (0.450)     (0.468)      (0.465)     (0.467)      (0.319)     (0.499)
                                                          -------     -------      -------     -------      -------     -------

Net asset value, end of period                            $11.100     $11.130      $10.640     $10.790      $11.520     $11.380
                                                          =======     =======      =======     =======      =======     =======


Total return(2)                                               3.91%       9.23%        3.11%      (2.42%)       4.08%      10.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $8,074      $5,617       $4,254      $4,332       $2,068      $1,697
Ratio of expenses to average net assets                     1.70%       1.75%        1.75%       1.66%        1.58%       1.64%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly  1.70%       1.75%        1.79%       1.66%        1.67%       1.69%
Ratio of net investment income to average net assets        4.11%       4.34%        4.47%       4.11%        4.18%       4.42%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly  4.11%       4.34%        4.43%       4.11%        4.09%       4.37%
Portfolio turnover                                            36%         64%          53%         55%          36%         54%

(1) Ratios and portfolio turnover have been annualized and the total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value anddoes not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expenselimitation not been in effect. An expense limitation was in effect through August 31, 2000.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization ofall premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of lessthan 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes
  to Financial Statements

                                                                 August 31, 2002

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related footnotes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective September 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all discount or premium on debt securities. Prior to September 1, 2001, the Funds recognized market discount at disposition, which conformed to the Funds' policy for federal income tax purposes. This accounting change had no impact on total assets of the Funds, but resulted in a cumulative effect adjustment for Delaware Tax-Free Colorado Fund to increase the cost of securities by $10,400 and correspondingly decrease net unrealized appreciation by $10,400, based on securities held on September 1, 2001.

The effect of this change for the year ended August 31, 2002 was an increase in net investment income of $454 and a decrease in net unrealized depreciation of $454 for Delaware Tax-Free Colorado Fund. This change in accounting had no effect on Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, or Delaware Tax-Free California Insured Fund for the year ended August 31, 2002. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Notes
  to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 2002 were as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
Commission reimbursement                   $886              $3,764           $1,081                $886             $8,041
Earnings credits                            203               2,445              471                 612             3,088

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
On the first $500 million                   0.550%           0.500%            0.550%                0.500%          0.550%
On the next $500 million                    0.500%           0.475%            0.500%                0.475%          0.500%
On the next $1.5 billion                    0.450%           0.450%            0.450%                0.450%          0.450%
In excess of $2.5 billion                   0.425%           0.425%            0.425%                0.425%          0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------

Operating expense
   limitation as a percentage
   of average daily net assets
   (per annum)                              0.50%             0.70%              0.25%                0.75%          0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the year ended August 31, 2002, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
                                          $19,790         $42,447              $6,944                $6,985          $48,816

Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2002, each Fund had liabilities payable to affiliates as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
Investment management fees
   payable to DMC                        $10,482           $24,227             $3,503               $11,622        $77,229
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC           2,513            10,990              2,928                 2,606         22,930
Other expenses payable to DMC
   and affiliates                            624             2,548                785                   760          5,801

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and/or trustees are paid no compensation by the Funds.


3. Investments

For the year ended August 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
Purchases                            $51,952,765         $ 79,616,968       $41,580,854         $44,070,635       $120,687,239
Sales                                 40,140,500           70,889,704        41,868,673          40,339,544       122,494,805

At August 31, 2002, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                    -----------------  -----------------  -----------------  -----------------  -----------------
Cost of investments                     $40,483,470         $153,913,897     $43,927,784         $ 37,381,512       $322,760,048
                                        -----------         ------------     -----------         ------------       ------------
Aggregate unrealized appreciation        $1,249,107           $7,899,716      $1,527,873          $ 1,862,894        $15,987,082
Aggregate unrealized depreciation         (401,572)            (110,085)        (72,138)                  --         (4,643,085)
                                        -----------         ------------     -----------         ------------       ------------
Net unrealized appreciation                $847,535           $7,789,631      $1,455,735           $1,862,894        $11,343,997
                                        ===========         ============     ===========         ============       ============

Notes
  to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:


                                                Delaware Tax-Free Arizona Fund    Delaware Tax-Free Arizona Insured Fund
                                                     2002              2001               2002               2001
                                                     ----              ----               ----               ----
Tax-exempt income                                $1,783,251         $1,160,861         $6,941,384         $6,847,843
Long-term capital gain                                   --                 --            957,250                 --
                                                 ----------         ----------         ----------         ----------
Total                                            $1,783,251         $1,160,861         $7,898,634         $6,847,843
                                                 ==========         ==========         ==========         ==========


                                               Delaware Tax-Free California Fund   Delaware Tax-Free California Insured Fund
                                                     2002              2001               2002               2001
                                                     ----              ----               ----               ----
Tax-exempt income                                $2,115,292         $2,149,611         $1,539,100         $1,399,062
Long-term capital gain                                   --                 --            578,886               --
                                                 ----------         ----------         ----------         ----------
Total                                            $2,115,292         $2,149,611         $2,117,986         $1,399,062
                                                 ==========         ==========         ==========         ==========

                                                Delaware Tax-Free Colorado Fund
                                                    2002              2001
                                                    ----              ----
Tax-exempt income                               $16,137,428        $16,252,598
Long-term capital gain                                   --                 --
                                                 ----------         ----------
Total                                           $16,137,428        $16,252,598
                                                 ==========         ==========

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                         Arizona        Arizona Insured      California     California Insured      Colorado
                                           Fund              Fund               Fund               Fund               Fund
                                         -----------      ------------      -----------           -----------      ------------
Paid in capital                          $42,436,849      $153,830,532      $45,991,865           $38,041,793      $328,973,689
Distributions in excess of
   tax-exempt income                          (1,681)               --               --                    --                --
Undistributed tax-exempt income                   --             7,314            1,300                    --                --
Undistributed long-term gains                     --         1,588,554               --                    --                --
Capital loss carryforwards                (1,331,680)               --       (1,301,777)                   --        (2,705,276)
Post-October losses                         (102,548)               --         (222,690)             (186,844)               --
Unrealized appreciation                      847,535         7,789,631        1,455,735             1,862,894        11,343,997
                                         -----------      ------------      -----------           -----------      ------------
Net assets                               $41,848,475      $163,216,031      $45,924,433           $39,717,843      $337,612,410
                                         ===========      ============      ===========           ===========      ============

For federal income tax purposes, certain Funds had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                    Delaware Tax-Free  Delaware Tax-Free  Delaware Tax-Free
                                       Arizona            California           Colorado
                                         Fund                Fund               Fund
                                      ----------          ----------         ----------
2008                                    $216,354            $312,850                 --
2009                                   1,115,326             988,927          2,705,276
                                      ----------          ----------         ----------
Total                                 $1,331,680          $1,301,777         $2,705,276
                                      ==========          ==========         ==========

Post-October losses represent losses realized on investment transactions from November 1, 2001, through August 31, 2002 that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes
  to Financial Statements (continued)

5. Capital Shares

Transactions in capital shares were as follows:


                                                           Delaware Tax-Free       Delaware Tax-Free         Delaware Tax-Free
                                                             Arizona Fund         Arizona Insured Fund        California Fund
                                                           -----------------      --------------------        ---------------
                                                               Year Ended                Year Ended              Year Ended

                                                          8/31/02     8/31/01      8/31/02     8/31/01      8/31/02     8/31/01
Shares sold:
  Class A                                                 998,634     663,024    1,188,859     713,809      415,654     287,703
  Class B                                                 207,042     407,426      506,895     227,682      177,634     253,920
  Class C                                                 188,502     104,476      485,497     221,642      153,338     293,375

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                  52,596      39,476      299,499     262,071       48,533      70,953
  Class B                                                  14,627       9,591       22,972      13,001       18,345      21,658
  Class C                                                  11,787       6,756       16,802       2,935       15,747       9,893
                                                        ---------   ---------    ---------   ---------      -------     -------
                                                        1,473,188   1,230,749    2,520,524   1,441,140      829,251     937,502
                                                        =========   =========    =========   =========      =======     =======

Shares repurchased:
  Class A                                                (303,849)   (285,683)  (1,508,141) (1,556,564)    (607,868)   (460,737)
  Class B                                                 (35,111)    (78,921)    (114,718)    (70,739)    (174,325)   (310,929)
  Class C                                                 (18,407)    (47,052)     (80,204)    (63,792)     (69,388)   (135,820)
                                                        ---------     -------      -------    --------      -------      ------
                                                         (357,367)   (411,656)  (1,703,063) (1,691,095)    (851,581)   (907,486)
                                                        ---------   ---------    ---------   ---------      -------     -------
Net increase (decrease)                                 1,115,821     819,093      817,461    (249,955)     (22,330)     30,016
                                                        =========   =========    =========   =========      =======     =======


                                                             Delaware Tax-Free       Delaware Tax-Free
                                                         California Insured Fund       Colorado Fund
                                                         -----------------------       -------------
                                                               Year Ended               Year Ended
                                                          8/31/02     8/31/01      8/31/02     8/31/01
Shares sold:
  Class A                                                 280,614     493,717    1,686,867   2,324,220
  Class B                                                 278,036     144,437      212,572     208,055
  Class C                                                 123,676      58,076      315,903     219,563

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                  78,531      42,594      872,985     911,804
  Class B                                                  22,516      10,321       36,659      37,983
  Class C                                                   1,274         337       18,930      12,286
                                                         --------    --------   ----------  ----------
                                                          784,647     749,482    3,143,916   3,713,911
                                                         ========    ========   ==========  ==========

Shares repurchased:
  Class A                                                (258,049)   (260,705)  (2,812,639) (3,223,156)
  Class B                                                 (96,865)    (74,653)    (198,732)   (221,617)
  Class C                                                 (16,875)    (81,837)    (111,812)   (127,025)
                                                         --------    --------   ----------  ----------
                                                         (371,789)   (417,195)  (3,123,183) (3,571,798)
                                                         --------    --------   ----------  ----------
Net increase                                              412,858     332,287       20,733     142,113
                                                         ========    ========   ==========  ==========

Notes
  to Financial Statements (continued)


6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002, or at any time during the fiscal year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2002, each Fund designates dividends and distributions paid during the year as follows:


                              (A)             (B)
                              Long-Term       Ordinary        (C)
                              Capital Gains   Income          Tax-Exempt      Total
                              Distributions   Distributions   Distributions   Distributions
Funds                         (Tax Basis)     (Tax Basis)     (Tax Basis)     (Tax Basis)
-------------                 -----------     -----------     -----------     -----------
Delaware Tax-Free
Arizona Fund                    --            --               100%            100%

Delaware Tax-Free
Arizona Insured Fund            12%           --                88%            100%

Delaware Tax-Free
California Fund                 --            --               100%            100%

Delaware Tax-Free
California Insured Fund         27%           --                73%            100%

Delaware Tax-Free
Colorado Fund                   --            --               100%            100%

(A), (B) and (C) are based on a percentage of each of the Fund's total distributions.

Report
of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Arizona Fund
Voyageur Insured Funds - Delaware Tax-Free Arizona Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free California Fund
Voyageur Investment Trust - Delaware Tax-Free California Insured Fund Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Funds") as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 4, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests.

The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                         Number of
                                                                                  Principal             Portfolios in     Other
       Name,                          Position(s)                               Occupation(s)           Fund Complex   Directorships
      Address                          Held with        Length of Time            During                 Overseen        Held by
   and Birthdate                        Fund(s)             Served             Past 5 Years              by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
   Charles E. Haldeman, Jr.(1),(5)     Chairman             2 Years           Since January 1, 2000,        89            None
   2005 Market Street                and Trustee                           Mr. Haldeman has served in
   Philadelphia, PA                                                      various capacities at different
   19103                                                                 times at Delaware Investments(2)

   October 29, 1948                                                        President/Chief Operating
                                                                              Officer/Director -
                                                                            United Asset Management
                                                                          (January 1998 - January 2000)

                                                                               Partner/Director -
                                                                             Cooke and Bieler, Inc.
                                                                             (Investment Management)
                                                                           (June 1974 - January 1998)

   David K. Downes(3)                  President,         9 Years -             Mr. Downes has              107 Director/President -
   2005 Market Street               Chief Executive    Executive Officer       served in various                   Lincoln National
   Philadelphia, PA                     Officer,                             executive capacities                     Convertible
   19103                             Chief Financial    3 Years - Truste      eat different times                      Securities
                                  Officer and Trustee                       at Delaware Investments                   Fund, Inc.

   January 8, 1940                                                                                              Director/President -
                                                                                                                   Lincoln National
                                                                                                                 Income Fund, Inc.

 Independent Trustees

   Walter P. Babich                      Trustee       14 Years                Board Chairman -             107         None
   460 North Gulph Road                                                    Citadel Constructors, Inc.
   King of Prussia, PA                                                         (1989 - Present)
   19406

   October 1, 1927

   John H. Durham                        Trustee      23 Years(4)             Private Investor              107       Trustee -
   P.O. Box 819                                                                                                   Abington Memorial
   Gwynedd Valley, PA                                                                                            Hospital Foundation
   19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry(5)                        Trustee        1 Year                 President -                  89        Director -
   P.O. Box 3003                                                         Franklin & Marshall College               Sovereign Bancorp
   Lancaster, PA                                                         (June 2002 - Present)
   17604
                                                                          Executive Vice President -                   Director -
                                                                         University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                            (April 1995 - June 2002)


                                                                                                         Number of
                                                                                  Principal             Portfolios in     Other
       Name,                          Position(s)                               Occupation(s)           Fund Complex   Directorships
      Address                          Held with        Length of Time            During                 Overseen        Held by
   and Birthdate                        Fund(s)             Served             Past 5 Years              by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Anthony D. Knerr                       Trustee          12 Years           Founder/Managing Director -       107          None
   500 Fifth Avenue                                                        Anthony Knerr & Associates
   New York, NY                                                              (Strategic Consulting)
   10110                                                                         (1990 - Present)

   December 7, 1938

   Ann R. Leven                        Trustee          13 Years         Treasurer/Chief Fiscal Officer -    107       Director -
   785 Park Avenue                                                        National Gallery of Art                        Recoton
   New York, NY                                                                (1994 - 1999)                          Corporation
   10021
                                                                                                                       Director -
                                                                                                                     Systemax, Inc.
   November 1, 1940
                                                                                                                    Director - Andy
                                                                                                                   Warhol Foundation

   Thomas F. Madison                   Trustee           8 Years              President/Chief               107   Director - Valmont
   200 South Fifth Street                                                    Executive Officer -                   Industries, Inc.
   Suite 2100                                                                MLM Partners, Inc.
   Minneapolis, MN                                                        (Small Business Investing                  Director - ACI
   55402                                                                        and Consulting)                    Telecentrics Inc.
                                                                           (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                       River Inc.

                                                                                                                   Director - Rimage
                                                                                                                      Corporation

   Janet L. Yeomans                    Trustee           3 Years            Vice President Treasurer -       107          None
   Building 220-13W-37                                                         3M Corporation
   St. Paul, MN                                                              (July 1995 - Present)
   55144
                                                                              Ms. Yeomans has held
   July 31, 1948                                                               various management
                                                                           positions at 3M Corporation
                                                                                   since 1983.

Officers
   William E. Dodge                 Executive Vice       2 Years           Executive Vice President and      107          None
   2005 Market Street               President and                           Chief Investment Officer -
   Philadelphia, PA                Chief Investment                             Equity of Delaware
   19103                           Officer - Equity                     Investment Advisers, a series of
                                                                                Delaware Management
   June 29, 1949                                                                   Business Trust
                                                                              (April 1999 - Present)

                                                                                President, Director
                                                                                 of Marketing and
                                                                            Senior Portfolio Manager -
                                                                            Marvin & Palmer Associates
                                                                              (Investment Management)
                                                                            (August 1996 - April 1999)


                                                                                                         Number of
                                                                                  Principal             Portfolios in     Other
       Name,                          Position(s)                               Occupation(s)           Fund Complex   Directorships
      Address                          Held with        Length of Time            During                 Overseen        Held by
   and Birthdate                        Fund(s)             Served             Past 5 Years              by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)             Executive Vice         1 Year           Executive Vice President and     107           None
   2005 Market Street               President and                          Head of Fixed-Income of
   Philadelphia, PA                    Head of                           Delaware Investment Advisers,
   19103                            Fixed-Income                             a series of Delaware
                                                                            Management Business Trust
   March 10, 1963                                                            (August 2000 - Present)

                                                                           Senior Vice President and
                                                                       Director of Fixed-Income Process -
                                                                           Conseco Capital Management
                                                                            (June 1998 - August 2000)

                                                                              Managing Director -
                                                                          NationsBanc Capital Markets
                                                                           (February 1996 - June 1998)

   Richard J. Flannery         Executive Vice President,  4 Years           Mr. Flannery has served in      107           None
   2005 Market Street             General Counsel and                      various executive capacities
   Philadelphia, PA              Chief Administrative                          at different times at
   19103                               Officer                                 Delaware Investments.

   September 30, 1957

   Richelle S. Maestro          Senior Vice President,   3 Years           Ms. Maestro has served in       107            None
   2005 Market Street           Deputy General Counsel                   various executive capacities
   Philadelphia, PA                and Secretary                             at different times at
   19103                                                                     Delaware Investments.

   November 26, 1957

   Michael P. Bishof            Senior Vice President    6 Years           Mr. Bishof has served in        107           None
   2005 Market Street                and Treasurer                       various executive capacities
   Philadelphia, PA                                                          at different times at
   19103                                                                     Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

                      This page intentionally left blank.

Delaware Investments
    Family of Funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.


Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)


Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund


Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio


Fixed Income Group

Corporate and Government

Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market

Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)

Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                             Affiliated Officers                             Contact Information

Walter P. Babich                              William E. Dodge                                Investment Manager
Board Chairman                                Executive Vice President and                    Delaware Management Company
Citadel Constructors, Inc.                    Chief Investment Officer, Equity                Philadelphia, PA
King of Prussia, PA                           Delaware Investments Family of Funds
                                              Philadelphia, PA                                International Affiliate
David K. Downes                                                                               Delaware International Advisers Ltd.
President and Chief Executive Officer         Jude T. Driscoll                                London, England
Delaware Investments Family of Funds          Executive Vice President and
Philadelphia, PA                              Head of Fixed Income                            National Distributor
                                              Delaware Investments Family of Funds            Delaware Distributors, L.P.
John H. Durham                                Philadelphia, PA                                Philadelphia, PA
Private Investor
Gwynedd Valley, PA                            Richard J. Flannery                             Shareholder Servicing, Dividend
                                              President and Chief Executive Officer             Disbursing and Transfer Agent
Anthony D. Knerr                              Delaware Distributors, L.P.                     Delaware Service Company, Inc.
Consultant                                    Philadelphia, PA                                2005 Market Street
Anthony Knerr & Associates                                                                    Philadelphia, PA 19103-7094
New York, NY                                  Richelle S. Maestro
                                              Senior Vice President,                          For Shareholders
Ann R. Leven                                  Deputy General Counsel and Secretary            800 523-1918
Former Treasurer/Chief Fiscal Officer         Delaware Investments Family of Funds
National Gallery of Art                       Philadelphia, PA                                For Securities Dealers and Financial
Washington, DC                                                                                Institutions Representatives Only
                                              Michael P. Bishof                               800 362-7500
Thomas F. Madison                             Senior Vice President and Treasurer             Web site
President and Chief Executive Officer         Delaware Investments Family of Funds            www.delawareinvestments.com
MLM Partners, Inc.                            Philadelphia, PA
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN